Exhibit 10.2
EXECUTION VERSION

RECEIVABLES TRANSFER AGREEMENT

dated as of

September 29, 2017

among

BASIC ENERGY SERVICES, L.P.,
as Initial Originator,

and

BASIC ENERGY RECEIVABLES, LLC,
as Transferee

TABLE OF CONTENTS
Page
ARTICLE I

DEFINITIONS

Section 1.01	Defined Terms	1
Section 1.02	Terms Generally	4
Section 1.03	Accounting Terms; GAAP; UCC	4

ARTICLE II

AMOUNTS AND TERMS OF THE TRANSFER

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

ARTICLE IV

CONDITIONS OF SALE OR CONTRIBUTION

Section 4.01	Conditions Precedent to Initial Contribution	15
Section 4.02	Conditions Precedent to Subsequent Contributions or Sales	16

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ARTICLE V

AFFIRMATIVE COVENANTS

ARTICLE VI

NEGATIVE COVENANTS

Section 6.01	Change in Name, Jurisdiction of Organization	22
Section 6.02	Modifications of Transferred Receivables, Credit and Collection Policies and Instructions to Obligors	22
Section 6.03	No Commingling	22
Section 6.04	Sales, Liens	22
Section 6.05	Insolvency Proceedings	23
Section 6.06	Sale Characterization	23

ARTICLE VII

TERMINATION EVENTS

Section 7.01	Termination Events	23
Section 7.02	Remedies	25

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ARTICLE VIII

INDEMNIFICATION

Section 8.01	Indemnities by Originators	26
Section 8.02	Other Costs and Expenses	28

ARTICLE IX

MISCELLANEOUS

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Exhibits

Exhibit I	Form of Additional Originator Supplement

Exhibit II
Jurisdiction of Organization; Organizational Identification Number; Principal Place of Business; Other Places of Business; Federal Employer Identification Number; Other Names; Other Security Interests Granted

Exhibit III	Lockboxes; Collection Accounts; Collection Account Banks

Exhibit IV	Copy of Credit and Collection Policy

Exhibit V	Form of Transfer Report

Exhibit VI	Notices

Exhibit VII	Form of Subordinated Note

Schedules
Schedule 2.01 Initial Contributed Receivables
Schedule 3.09 ERISA

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RECEIVABLES TRANSFER AGREEMENT
RECEIVABLES TRANSFER AGREEMENT, dated as of September 29, 2017 (“Agreement”), among BASIC ENERGY SERVICES, L.P. (the “Initial Originator” and together with any other Wholly Owned Subsidiary of Parent that becomes an Originator pursuant to the terms of this Agreement, each an “Originator” and collectively, the “Originators”), and BASIC ENERGY RECEIVABLES, LLC (“Transferee”).
PRELIMINARY STATEMENTS
The Initial Originator now owns, and from time to time hereafter each Originator will own, Receivables. Such Originator wishes to sell or contribute, transfer and assign to Transferee, and Transferee wishes to purchase or accept, absolutely and irrevocably, from such Originator, all of such Originator’s right, title and interest in and to Receivables, together with the Related Security and Collections with respect thereto.
Each Originator and Transferee intend the transactions contemplated hereby to be “true sales” or “true capital contributions”, as the case may be, of the Receivables from such Originator to Transferee, providing Transferee with the full benefits of ownership of such Receivables, and the Originators and Transferee do not intend these transactions to be, or for any purpose to be characterized as, loans from Transferee to any Originator.
Following the sale or contribution, transfer and assignment of Transferred Receivables from the Originators, Transferee will grant a security interest in the Transferred Receivables, the associated Related Security and Collections to the Collateral Agent under that certain Credit and Security Agreement, dated as of the date hereof (as the same may from time to time hereafter be amended, supplemented, restated or otherwise modified, the “Credit Agreement”) among Transferee, Basic Energy Services, L.P., as initial Servicer, Basic Energy Services, Inc., as the Performance Guarantor, the Lenders party thereto, and UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Section 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below. If a capitalized term is used in this Agreement, or any Exhibit or Schedule, and is not otherwise defined herein or therein or in this Article I, such term shall have the meaning assigned thereto in the Credit Agreement.
“Additional Originator Supplement” means an agreement substantially in the form of Exhibit I pursuant to which a Wholly Owned Subsidiary of Parent that has been incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia becomes an Originator party hereto.
“Agreement” has the meaning set forth in the preamble to this Agreement.
“Authorized Officer” means, with respect to any Person, its president, chief executive officer, any vice president, corporate controller, treasurer or chief financial officer.
“Calculation Period” means each calendar month or portion thereof which elapses during the term of this Agreement. The first Calculation Period shall commence on the date of the Initial Contribution and the final Calculation Period shall terminate on the Termination Date.
“Credit Agreement” has the meaning as set forth in the Preliminary Statements to this Agreement.
“Default Fee” means a per annum rate of interest equal to the sum of (a) the Alternate Base Rate plus (b) two (2) percent.
“Discount Factor” means, in connection with a sale for cash (or for delivery of a Subordinated Note) of Receivables to Transferee, a percentage calculated by Transferee, and acceptable to the respective Originator, to provide Transferee with a reasonable return on its investment in the Transferred Receivables of such Originator after taking account of (a) the time value of money based upon the anticipated dates of collection of the Transferred Receivables and the cost to Transferee of financing its investment in the Transferred Receivables during such period and (b) the risk of nonpayment by the Obligors. Each Originator and Transferee may agree from time to time to change the Discount Factor based on changes in one or more of the items affecting the calculation thereof; provided that any change to the Discount Factor shall take effect as of the commencement of a Calculation Period, shall apply only prospectively and shall not affect the Transfer Consideration payment made prior to the Calculation Period during which such Originator and Transferee agree to make such change.
“First-Step Transactions” means the execution, delivery and performance by each Originator of this Agreement and the consummation of the transactions contemplated hereby.
“Immediate Originator Termination Notice” has the meaning set forth in Section 9.13.
“Initial Contributed Receivables” has the meaning set forth in Section 2.01.
“Initial Contribution” means, with respect to the Initial Originator, the contribution of the Initial Contributed Receivables.
“Initial Cutoff Date” has the meaning set forth in Section 2.01.
“Initial Originator” has the meaning set forth in the preamble to this Agreement.
“Orderly Originator Termination Notice” has the meaning set forth in Section 9.13.

“Organizational Documents” means, for any Person, the documents for its formation and organization, which, for example, (a) for a corporation are its corporate charter and by-laws, (b) for a partnership are its certificate of partnership (if applicable) and partnership agreement, (c) for a limited liability company are its certificate of formation or organization and its operating agreement, regulations or the like and (d) for a trust is the trust agreement, declaration of trust, indenture or by-laws under which it is created.
“Originator” and “Originators” has the meaning set forth in the preamble to this Agreement.
“Originator Termination Notice” has the meaning set forth in Section 9.13.
“Originator Termination Effective Date” has the meaning set forth in Section 9.13.
“Outstanding Principal Balance” of any Transferred Receivable at any time means the outstanding principal balance then due under such Transferred Receivable.
“Settlement Date” means any Business Day on which a Receivable is originated by an Originator.
“SPV Holdco” means BER Holdco, LLC, a Delaware limited liability company and the direct owner of all of the outstanding equity interests in Transferee.
“Subordinated Note” means any one or more subordinated promissory notes, issued by Transferee to an Originator, evidencing indebtedness incurred by Transferee to such Originator representing Transfer Consideration for the acquisition of Transferred Receivables other than by payment of cash or increase in the value of the respective Originator’s equity interest, in substantially the form of Exhibit VII, with variable information and alternative terms and provisions completed as contemplated in such form.
“Termination Date” means the earliest to occur of (a) the Maturity Date, (b) the date the Termination Date is declared to have occurred or automatically occurred pursuant to Section 7.02 or (c) the Business Day designated on at least ten days’ prior written notice from the Originators to Transferee and the Collateral Agent.
“Termination Events” has the meaning set forth in Section 7.01.
“Transfer Consideration” means, with respect to each transfer of Receivables, the aggregate consideration to be delivered by Transferee to the Originator of such Receivables in accordance with Section 2.03 for the Transferred Receivables, Collections and Related Security being transferred to Transferee, which shall be the fair market value of such transferred property as of the corresponding Transfer Date as agreed by Transferee and such Originator, which the parties hereto agree shall consist of (x) in the case of a contribution of Receivables, an increase in the value of the contributing Originator’s equity interest in SPV Holdco and a corresponding increase in the value of SPV Holdco’s equity interest in Transferee each equal on the related Transfer Date to the book value of such Transferred Receivables on such date as reflected in the financial records of such Originator, net of any write-downs or other reductions to the Outstanding Principal Balance thereof taken on or before such date in accordance with the Credit and Collection Policy and (y) in the case of a sale of Receivables, payment (or incurrence of indebtedness under a Subordinated Note, as the case may be) in an amount equal to the aggregate Outstanding Principal Balance of such Transferred Receivables multiplied by an amount equal to (i) one minus (ii) the Discount Factor, either (A) in cash or (B) by delivery of a Subordinated Note in a principal amount equal to the portion of the Transfer Consideration due to such Originator for such sale of Transferred Receivables as Transferee elects to pay through issuance of such Subordinated Note, or a combination of cash and one or more Subordinated Notes, subject to the limitation set forth in Section 2.03(d).
“Transfer Consideration Indemnification Payment” means any payment by an Originator to Transferee pursuant to Section 2.04.

“Transfer Date” means the date on which any Receivables are transferred to Transferee. Unless otherwise agreed, the Transfer Date of Receivables transferred after the Initial Contribution shall be the respective Settlement Date.
“Transfer Report” has the meaning set forth in Section 2.02(b).
“Transferee” has the meaning set forth in the preamble to this Agreement.
“Unmatured Termination Event” means an event which, with the passage of time or the giving of notice, or both, would constitute a Termination Event.
Section 1.02    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (unless otherwise expressly provided in any Loan Document and subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
Section 1.03    Accounting Terms; GAAP; UCC. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. Unless otherwise specified, all terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein or in the Credit Agreement, are used herein as defined in such Article 9.
ARTICLE II

AMOUNTS AND TERMS OF THE TRANSFER
Section 2.01    Initial Contribution of Receivables. On the date hereof, the Initial Originator does hereby contribute, assign, transfer, set over and otherwise convey, and deliver, to Transferee, without recourse (except to the extent expressly provided in this Agreement), and Transferee does hereby accept from such Originator (and deliver to such Originator the Transfer Consideration in respect thereof in accordance with Section 2.03), all Receivables originated by the Initial Originator and existing as of the close of business at the principal place of business of the Initial Originator on September 29, 2017 (the “Initial Cutoff Date”) having an aggregate Outstanding Principal Balance in the amounts set forth on Schedule 2.01 (the “Initial Contributed

Receivables”), for the Transfer Consideration set forth on such Schedule, together with all Related Security relating thereto and all Collections thereof.
Section 2.02    Subsequent Sales or Contributions of Receivables. (a) Effective on the date hereof, in consideration for delivery of the Transfer Consideration in accordance with Section 2.03 and upon the terms and subject to the conditions set forth herein, each Originator does hereby agree to sell or contribute, as the case may be, assign, transfer, set over and otherwise convey, and deliver, to Transferee, without recourse (except to the extent expressly provided in this Agreement), and Transferee does hereby agree to purchase or accept, as the case may be, from each Originator, on the applicable Transfer Date, all of such Originator’s right, title and interest in and to all Receivables arising after the Initial Cutoff Date through and including the earlier of (i) the occurrence of the Originator Termination Effective Date with respect to such Originator and (ii) the Termination Date, together, in each case, with all Related Security relating thereto and all Collections thereof. In accordance with the preceding sentence, on the applicable Transfer Date Transferee shall acquire or accept, as the case may be, all of each Originator’s right, title and interest in and to all Receivables, together with all Related Security relating thereto and all Collections thereof, originated by such Originator and not previously transferred to the Transferee, through and including the earlier of (i) the occurrence of the Originator Termination Effective Date with respect to such Originator and (ii) the Termination Date. Transferee shall deliver the Transfer Consideration for the Receivables, Related Security and Collections sold or contributed hereunder by an Originator in accordance with Section 2.03. Unless otherwise agreed by Transferee and the respective Originator, each transfer of Receivables hereunder shall be effected by contribution rather than by (i) a cash sale and/or (ii) issuance of a Subordinated Note.
(b)    On the date of delivery of each Borrowing Base Report, as applicable, each Originator shall (or shall require the Servicer to) deliver to Transferee a report containing substantially the same information as the form of report set forth in Exhibit V (each such report being herein called a “Transfer Report”) with respect to the Transferred Receivables sold or contributed by each Originator to Transferee during the applicable Calculation Period (or portion thereof for which such information is available if delivered in connection with a weekly Borrowing Base Report during an Enhanced Reporting Event). In addition to, and not in limitation of, the foregoing, in connection with any sale or contribution hereunder of Transferred Receivables, Related Security and Collections by an Originator, Transferee may request that each Originator deliver, and each Originator shall deliver upon such request, such documents evidencing such Transferred Receivables and Related Security as Transferee may reasonably request (provided that no such delivery will be required if it would cause Originator to breach any confidentiality provision in any agreement with a third party and, if an Unmatured Termination Event or Termination Event has occurred and is continuing, Originator could not obtain such third party’s waiver of such confidentiality provision or consent to disclosure using its commercially reasonable efforts).
(c)    It is the intention of the parties hereto that any sale or contribution of

Transferred Receivables, Related Security and Collections made hereunder shall constitute a sale or contribution, as the case may be, which is absolute and irrevocable and provides Transferee with the full benefits of ownership of the Transferred Receivables, Related Security and Collections. Except for any Transfer Consideration Indemnification Payment that may become due pursuant to Section 2.04, the sale or contribution of Transferred Receivables, Related Security and Collections hereunder is made without recourse to any Originator; provided, however, that (i) each Originator shall be liable to Transferee for all representations, warranties, covenants and indemnities made by such Originator pursuant to the terms of this Agreement and the other Loan Documents to which such Originator is a party, and (ii) such sale or contribution does not constitute and is not intended to result in an assumption by Transferee or any assignee thereof of any obligation of any Originator or any other Person arising in connection with the Transferred Receivables originated by such Originator, the related Contracts and/or other Related Security or any other obligations of any Originator. In view of the intention of the parties hereto that a sale or contribution of Transferred Receivables, Related Security and Collections hereunder shall constitute an absolute and irrevocable transfer of such Transferred Receivables, Related Security and Collections rather than loans secured thereby, each Originator agrees that (i) it will, on or promptly following the date hereof, prepare and display prominently a physical legend reasonably acceptable to Transferee and to the Collateral Agent (as Transferee’s assignee) in proximity to its relevant books and records and on the user login screens used by such Originator to access its computer accounting files and general ledgers, which legend shall evidence that the Transferred Receivables have been transferred to Transferee as provided in this Agreement and (ii) in accordance with Section 5.11, from and after the date hereof a review of its financial statements will disclose that the Transferred Receivables have been absolutely transferred to Transferee.
(d)    Upon the terms and subject to the conditions set forth in Section 9.13, any Originator may request to terminate the transfer of Receivables owned by such Originator to Transferee by delivery of an Originator Termination Notice. Subject to the satisfaction of the conditions set forth in Section 9.13 with respect to an Orderly Originator Termination Notice, any Originator Termination Notice shall be effective as of the applicable Originator Termination Effective Date. Unless the Termination Date has occurred, each Originator (other than any Originator that has been terminated) shall continue to transfer Receivables owned by such Originator pursuant to this Agreement following the termination of any other Originator.
Section 2.03    Delivery of Transfer Consideration. (a) The Transfer Consideration for each Transferred Receivable and all Related Security relating thereto and all Collections thereof (i) transferred by contribution to Transferee, shall be delivered to such Originator in the manner provided in the following paragraph (b), (ii) transferred by cash sale to Transferee, shall be paid in immediately available funds, from Collections on Transferred Receivables or the proceeds of loans under the Credit Agreement, on the agreed payment date applicable to the Transfer Date with respect to such cash sale, to the applicable Originator or (iii) transferred in exchange for a Subordinated Note, shall be a Subordinated Note completed and issued by the Transferee in a principal amount equal to the portion (as determined by Transferee) of the Transfer Consideration to be paid on such Transfer Date for Transferred Receivables that is not to be paid in cash or by an increase in the related Originator’s capital account.
(b)    On each Transfer Date with respect to a transfer by contribution, the Transfer Consideration therefor shall be delivered, concurrently with Transferee’s acceptance of such property as a capital contribution by the applicable Originator to its capital account in SPV Holdco which shall in all instances be followed by an immediate and automatic corresponding capital contribution by SPV Holdco to Transferee, by crediting such contribution to such Originator’s capital account in full on the date each such Transferred Receivable came into existence (except in the case of the Initial Receivables, as to which the Transfer Consideration shall be credited as of the date hereof). Such contribution shall be reflected on Transferee’s books and records as a capital contribution by SPV Holdco, in accordance with the terms of the limited liability company agreement of Transferee and on SPV Holdco’s books and records as a capital contribution by the applicable Originator to SPV Holdco, in accordance with the terms of the limited liability company agreement of SPV Holdco.
(c)    From and after the Termination Date, (i) no Originator shall be obligated to (but may, at its option, subject to subclause (ii)) sell or contribute Receivables to Transferee pursuant to Section 2.02 and (ii) Transferee shall not be obligated to (but may, at its option) acquire or accept Receivables proposed to be sold or contributed to Transferee by an Originator.
(d)    Anything herein to the contrary notwithstanding, at no time shall the aggregate unpaid principal amount of all Subordinated Notes outstanding exceed ten percent (10%) of the aggregate outstanding principal amount of the Transferred Receivables as of the most recent Calculation Date, and Transferee shall either repay such portion of the outstanding principal amount of all Subordinated Notes, on a pro rata basis, as is necessary to eliminate any such excess, or accept Transferred Receivables only by contribution and/or cash sale hereunder until such excess is eliminated.
Section 2.04    Transfer Consideration Indemnification. In the event that:
(a)    the Outstanding Principal Balance of any Transferred Receivable is:
(i)    reduced or canceled as a result of any defective or rejected goods or services, any failure of the applicable Originator or any other Person (other than the applicable Obligor) to complete the performance of its obligations under the related Contract with respect to such Transferred Receivable, any discount or any other adjustment by the applicable Originator or any governmental or regulatory action (other than a discharge in bankruptcy of the related Obligor), or
(ii)    reduced or canceled as a result of a defense, deduction, setoff or dispute in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related transaction or an unrelated transaction), or
(iii)    reduced or canceled on account of the obligation of any Originator or any Affiliate thereof to pay to the related Obligor any rebate or refund, or
(iv)    less than the amount included in calculating the Borrowing Base for purposes of any Borrowing Base Report for any reason other than (x) the receipt of a payment of principal of such Transferred Receivable in cash or (y) the write-off as uncollectible of all or any portion of the Outstanding Principal Balance of such Transferred Receivable in accordance with the applicable Originator’s Credit and Collection Policy, or
(b)    any of the representations and warranties set forth in Section 3.17, Section 3.19 or Section 3.21 is not true when made or deemed made with respect to any Transferred Receivable, then, in such event, the applicable Originator shall pay to Transferee, in cash, monthly in arrears, on the last Business Day of each calendar month, an amount equal to, in the case of clause (a) above, the amount of any such reduction or cancellation and any reduction or deficiency in the Borrowing Base resulting from, arising out of or relating to any of the circumstances described in clause (a) and, in the case of clause (b) above, the Outstanding Principal Balance of such Transferred Receivable; provided that no payment shall be due with respect to (i) a Transferred Receivable as a result of the representation and warranty set forth in Section 3.17 with respect thereto not being true as of the related Transfer Date if such representation and warranty was true as of the Calculation Date for the calendar month in which such Transfer Date occurred or (ii) any reduction or cancellation of the Outstanding Principal Balance of any Transferred Receivable or any reduction or deficiency in the Borrowing Base which is due to uncollectibility of such Transferred Receivable on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor or any other failure or inability (not due to actions of any Originator) on the part of the related Obligor to pay the amount of such Transferred Receivable.
Section 2.05    Payments and Computations, Etc. All cash amounts to be paid or deposited by Transferee hereunder shall be paid or deposited in accordance with the terms hereof on the day when due in immediately available funds to the account of the related Originator designated from time to time by such Originator or as otherwise directed by such Originator. In the event that any cash payment owed by any Person hereunder becomes due on a day that is not a Business Day, then such payment shall be made on the next succeeding Business Day. If any Person fails to pay or deliver any cash or other amount hereunder when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid in full; provided, however, that such Default Fee shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest payable hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.
Section 2.06    Transfer of Records. (a) In connection with the transfer of Transferred Receivables hereunder, each Originator hereby sells, transfers, assigns and otherwise conveys, and delivers, to Transferee all of such Originator’s right and title to and interest in the Records relating to all Transferred Receivables sold or contributed by it hereunder, without the need for any further documentation in connection with such sale, assignment, transfer or other conveyance (it being understood and agreed that any Records that are not assignable (whether by express restriction not rendered ineffective by the UCC or by virtue of confidentiality provisions) according to their terms are excluded from such sale, transfer, assignment or conveyance; provided, that upon reasonable request of Transferee (or its assigns), the applicable Originator will use its commercially reasonable efforts to obtain consent to the assignment from the relevant counterparty). In connection with such transfer, each Originator hereby grants to each of Transferee, the Collateral Agent (so long as any

Obligations remain outstanding) and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by such Originator to account for the Transferred Receivables originated by such Originator, to the extent necessary to administer the Transferred Receivables originated by such Originator, whether such software is owned by such Originator or is owned by others and used by such Originator under license agreements with respect thereto; provided that should the consent of any licensor of such software be required for the grant of the license described herein, to be effective, the applicable Originator hereby agrees that upon the request of Transferee, the Collateral Agent (so long as any Obligations remain outstanding) or the Servicer, such Originator will use its commercially reasonable efforts to obtain the consent of such third-party licensor. The license granted hereby shall be irrevocable until the payment in full of the Obligations and termination of all Commitments under the Credit Agreement, and shall terminate on the date this Agreement terminates in accordance with its terms.
(b)    Each Originator (i) shall take such action requested by Transferee and/or the Collateral Agent (as Transferee’s assignee), from time to time hereafter, that may be reasonably necessary or appropriate to ensure that Transferee and its assigns under the Credit Agreement have an enforceable ownership interest in the Records transferred to Transferee under Section 2.06(a) by such Originator relating to the Transferred Receivables purchased from such Originator hereunder and (ii) shall use its commercially reasonable efforts to ensure that Transferee, the Collateral Agent and the Servicer each has an enforceable right (whether by license or sublicense, subject to obtaining any required licensor consent requested under Section 2.06(a), or otherwise), until the payment in full of all the Obligations and termination of all Commitments under the Credit Agreement, to use all of the computer software used by such Originator to account for the Transferred Receivables and/or to recreate such Records.
Section 2.07    Characterization. If, notwithstanding the intention of the parties expressed in Section 2.02(c), any sale or contribution by any Originator to Transferee of Transferred Receivables, Related Security or Collections hereunder shall be characterized as a secured loan and not a sale or contribution or such sale or contribution shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and any other Requirement of Law. For this purpose and without being in derogation of the parties’ intention that the sale or contribution of Transferred Receivables, Related Security and Collections hereunder shall constitute a true sale or true contribution thereof, each Originator hereby grants to Transferee a security interest in all of such Originator’s right, title and interest, whether now owned or hereafter acquired, in, to and under all Transferred Receivables originated by such Originator and all Related Security relating thereto and all Collections thereof now existing and hereafter arising, each Lockbox and Collection Account, all other rights and payments relating to such Transferred Receivables and all proceeds of the foregoing, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the Transfer Consideration of such Transferred Receivables together with all other obligations of such Originator hereunder, which security interest shall be prior to all other Liens thereon. Transferee and its assigns shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

ARTICLE III

REPRESENTATIONS AND WARRANTIES
Each Originator, with respect to itself, hereby represents and warrants to Transferee on the date hereof and on each Transfer Date:
Section 3.01    Organizational Status and Existence; Organizational Power and Authority. Such Originator (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted, (c) is qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where the failure to qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect and (d) has the power and authority to execute, deliver and perform its obligations under this Agreement and each other agreement or instrument contemplated thereby to which it is or will be a party.
Section 3.02    UCC Matters. The state of organization of such Originator, the organizational number issued to it by its state of organization and its Federal employer identification number are set forth in Exhibit II. Such Originator’s current mailing address and the current location of its place of business (if it has only one) or its current chief executive office (if it has more than one place of business), are disclosed on Exhibit II; each Originator has no other principal places of business except those set forth in Exhibit II. Such Originator’s name in which it has executed this Agreement is the exact name as it appears in its organizational documents as filed with its jurisdiction of organization. Except as set forth on Exhibit II, such Originator has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. Except as set forth on Exhibit II, no financing statement or security agreement describing all or any portion of the Transferred Receivables originated by such Originator, Related Security relating thereto or Collections thereof which has not lapsed or been terminated or under which the related security interest has not been released as to such Transferred Receivables, Related Security relating thereto and Collections thereof, naming such Originator as debtor has been filed or is of record in any jurisdiction. Originators may update such Exhibit from time to time subject to compliance with Section 5.08 hereof.
Section 3.03    Authorization; Enforceability. The consummation of the First-Step Transactions are within such Originator’s organizational powers and have been duly authorized by all necessary organizational actions. This Agreement has been duly executed and delivered by such Originator and constitutes a legal, valid and binding obligation of such Originator, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.04    Governmental Approvals; No Conflicts. The execution, delivery and performance of this Agreement by each Originator (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents and (iii) such consents or approvals the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to such Originator, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or its assets (other than a violation of or conflict with an unenforceable transfer restriction), or give rise to a right thereunder to require any payment to be made by such Originator (other than, as applicable, expenses of obtaining releases with respect to Liens on Transferred Receivables that are to be released concurrently with their transfer to the Transferee) and (d) will not result in the creation or imposition of any Lien on any assets of such Originator, except Liens created pursuant to the Loan Documents; except with respect to clauses (b) and (c) above, for any such violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 3.05    No Material Misstatements. (a) Any written information, report, financial statement, exhibit or schedule (other than projections, estimates or information of a general economic nature or general industry nature) prepared by or on behalf of any Originator, the Parent and its Subsidiaries or any of their representatives and made available by any Originator or its representatives to the Transferee, Agents or any Lender in connection with the Transactions or the other transactions contemplated by the Loan Documents, when taken as a whole, was true and correct in all material respects, as of the date such information was furnished to Transferee, the Agents or any Lender and as of the Effective Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.
(b)    The projections and estimates and information of a general economic nature prepared by or on behalf of any Originator, the Parent and its Subsidiaries or any of their representatives and made available by any Originator or its representatives to the Transferee, any Agent or any Lender in connection with the Transactions or the other transactions contemplated by the Loan Documents (i) have been prepared in good faith based upon assumptions believed by such Originator to be reasonable as of the date thereof (it being understood that actual results may vary materially from the projections), as of the date such projections and estimates were furnished to Transferee, the Agents or any Lender and as of the Effective Date and (ii) as of the Effective Date, have not been modified in any material respect by such Originator.
Section 3.06    No Material Adverse Effect. Since December 31, 2016, no event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect.
Section 3.07    Litigation and Investigations. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Originator, threatened against or affecting such Originator or its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than Disclosed Matters) or (ii) that involve this Agreement or the First-Step Transactions.

Section 3.08    Compliance with Laws. Such Originator is in compliance with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Transferred Receivable sold or contributed by such Originator hereunder contravenes in any material respect any Requirement of Law.
Section 3.09    Taxes. Except as is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, such Originator and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves. No Tax liens have been filed and no claims are being asserted with respect to any such Taxes.
Section 3.10    ERISA. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or as set forth on Schedule 3.10, (i) each Originator and its ERISA Affiliates has maintained each Plan in compliance with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and (ii) no ERISA Event has occurred or is reasonably expected to occur. The aggregate unfunded liabilities (determined on the basis of the assumptions and methodology utilized by each Originator and each of its ERISA Affiliates under GAAP) would not reasonably be expected to result in a Material Adverse Effect.
Section 3.11    Margin Regulations. Such Originator is not engaged in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin security”, as such terms are defined in Regulation U of the Board as now and from time to time hereafter in effect. No portion of the proceeds of the cash sales made hereunder or any distributions received by such Originator from Transferee will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Board. Such Originator will not take or permit to be taken any action that might cause any Loan Document to violate any regulation of the Board.
Section 3.12    Credit and Collection Policy. Each Originator has complied in all material respects with its respective Credit and Collection Policy in regard to each Transferred Receivable and the related Contract, and no Originator has made any change to its respective Credit and Collection Policy, except as permitted by Section 6.02.
Section 3.13    Investment Company Status. Such Originator is not and will not be required to register as an “investment company” under, and as defined in, the Investment Company Act of 1940.
Section 3.14    Solvency. Immediately after (a) the consummation of the First-Step Transactions on the date hereof and (b) each Transfer Date to occur from and after the date hereof, (i) the present fair value of the assets of such Originator is not less than the amount required to pay its debts and other liabilities, subordinated, contingent or otherwise, (ii) the present fair saleable value of the property of such Originator is not less than the amount that will be required to pay its debts and other liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured, (iii) such Originator does not intend to and does not believe that it will incur debts and other liabilities, subordinated, contingent or otherwise, beyond its ability to pay such debts and liabilities as they become absolute and matured, (iv) such Originator will not have unreasonably small capital for a business or transaction in which it is engaged or is about to engage in and (v) such Originator will not transfer any Receivables to the Transferee with the intent to hinder, delay or defraud any Person.
Section 3.15    Title, Perfection and Priority. Immediately prior to the sale or contribution of such Originator’s right, title and interest to, in and under a Transferred Receivable originated by such Originator, the Related Security relating thereto and the Collections thereof by such Originator hereunder, such Originator shall have good and valid rights in or the power to transfer such Transferred Receivable, the Related Security relating thereto and the Collections thereof and title to such Transferred Receivables, the Related Security relating thereto and the Collections thereof to be sold or contributed, free and clear of all Liens (other than Liens to be released upon the transfer of such Transferred Receivable), and each such sale or contribution hereunder constitutes a valid sale or contribution, transfer and assignment of all of such Originator’s right, title and interest in, to and under such Transferred Receivables, Related Security relating thereto and Collections thereof contributed by it, free and clear of any Liens. On or before the date hereof and before the generation by such Originator of any new Transferred Receivable after the date hereof to be sold or contributed or otherwise conveyed hereunder, all financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect Transferee’s ownership interest in such Transferred Receivable, Related Security relating thereto and Collections thereof against all creditors of and purchasers from such Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.
Section 3.16    Information Regarding Collection Accounts. Exhibit III lists all Collection Accounts, Collection Banks and Lockboxes as of the Effective Date and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held and the complete account number therefor. Each Collection Account constitutes a deposit account within the meaning of the applicable UCC. No Collection Account is in the name of any person other than the Transferee.
Section 3.17    Eligible Receivables. Each Transferred Receivable reflected in any Borrowing Base Report as an Eligible Receivable was an Eligible Receivable as of the date of its transfer to the Transferee hereunder.

Section 3.18    Reliance on Separate Legal Identity. Such Originator acknowledges that each of Transferee, the Agents and the Lenders are entering into the Loan Documents to which they are parties in reliance upon Transferee’s identity as a legal entity separate from such Originator and its Subsidiaries.
Section 3.19    Enforceability of Contracts. As of the Transfer Date with respect to any Transferred Receivable sold or contributed, as applicable, by such Originator hereunder each Contract related to such Transferred Receivable was effective to create, and had created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Principal Balance of such Transferred Receivable, enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
Section 3.20    Payments to Originator. With respect to each Transferred Receivable originated by such Originator, the Transfer Consideration received by such Originator constitutes reasonably equivalent value in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by such Originator of any Receivable hereunder is or may be voidable under any section of the Bankruptcy Code.
Section 3.21    Nature of Transferred Receivables. Each Transferred Receivable constitutes an “account” or a “payment intangible” under the UCC.
Section 3.22    No Brokers. No broker or finder acting on behalf of such Originator was employed or utilized in connection with this Agreement or the Transactions and such Originator has no obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.
Section 3.23    Instructions to Obligors. All Obligors have been instructed to make payments to a Lockbox or Collection Account and, subject to Section 6.02, no Obligor has been instructed to make payments to any other accounts or lockboxes.
Section 3.24    Compliance with Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions.
(a)    None of such Originator and its Subsidiaries is (i) in violation of any Anti-Terrorism Law or (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
(b)    Neither such Originator nor any of its Subsidiaries, nor, to the knowledge of such Originator, any director, officer, agent, employee or other person acting on behalf of such Originator or any of its Subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable Anti-Corruption Law; and such Originator and its Subsidiaries has instituted and maintains policies and procedures reasonably designed to promote continued compliance therewith. Since three (3) years prior to the date hereof, there has been no action taken by such Originator or any of its Subsidiaries or, to the knowledge of such Originator, any officer, director, or employee, or any agent, representative, sales intermediary, or other third party of such Originator or any of its Subsidiaries, in each case, acting on behalf of such Originator or any of its Subsidiaries, in violation of any applicable Anti-Corruption Law. None of such Originator or any of its Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-

Corruption Laws or received any written notice, request or citation for any actual or potential noncompliance with any of the foregoing.
(c)    None of such Originator or any of its Subsidiaries or any director, officer, employee, agent, or affiliate of such Originator or any of its Subsidiaries is an individual or entity (a “Sanctioned Person”) that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by OFAC, the U.S. Department of State or the United Nations Security Council (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions. Since three (3) years prior to the date hereof, none of such Originator or any of its Subsidiaries has knowingly engaged in, or is now knowingly engaged in, or will engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of comprehensive Sanctions.
ARTICLE IV

CONDITIONS OF SALE OR CONTRIBUTION
Section 4.01    Conditions Precedent to Initial Contribution. The Initial Contribution under this Agreement is subject to the conditions precedent that:
(a)    Execution of this Agreement. Transferee and the Agents shall have received (i) from the Initial Originator either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to Transferee (which may include electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) such other certificates, documents, instruments and agreements as Transferee shall reasonably request in connection with the First-Step Transactions.
(b)    Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. Transferee and the Agents shall have received (i) a certificate of the Initial Originator, dated the Effective Date and executed by its secretary or assistant secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Agreement, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of the Initial Originator authorized to sign this Agreement and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of the Initial Originator certified by the relevant authority of the jurisdiction of organization of the Initial Originator and a true and correct copy of its by-laws or operating, management or partnership agreement and (ii) a long-form good-standing certificate for the Initial Originator from its jurisdiction of organization.
(c)    Lien and Judgment Searches. Transferee and the Agents shall have received the results of recent Lien and judgment searches in each of the jurisdictions where the Initial Originator is located (within the meaning of Section 9-307 of the UCC) or in which it maintains its chief executive office or principal place of business, and such searches shall reveal no outstanding judgments against the Initial Originator or Liens on any of the Receivables, Related Security related thereto or Collections thereof to be transferred by the Initial Originator hereunder (other than such Liens as will be released substantially simultaneously with the Initial Contribution).
(d)    Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement), as may be necessary under the UCC of all appropriate jurisdictions to perfect Transferee’s ownership interest in all Transferred Receivables, Related Security related thereto and Collections thereof in which an ownership or security interest has been assigned hereunder have been duly authorized and name the Initial Originator as the debtor/seller and Transferee as the buyer/assignor (and the Collateral Agent, for the benefit of the Lenders, as secured party/assignee) of the Transferred Receivables, Related Security related thereto and Collections thereof generated by the Initial Originator.
(e)    Opinions of Counsel. Transferee and the Agents shall have received one or more opinions of legal counsel for the Initial Originator reasonably acceptable to Transferee which address the following matters and such other matters as Transferee and the Agents may reasonably request:
(i)    due authorization, execution, delivery, enforceability and other corporate matters with respect to each of the Initial Originator;
(ii)    the perfection and priority of Transferee’s interest, under the applicable UCC, in (x) all of the Transferred Receivables and (y) all proceeds of any of the foregoing;
(iii)    the inapplicability of the doctrine of substantive consolidation to Transferee with respect to the Initial Originator in connection with any bankruptcy proceeding involving Transferee or the Initial Originator; and
(iv)    the existence of a “true sale” or “true contribution” of the Transferred Receivables from the Initial Originator to Transferee under the terms of this Agreement on each Transfer Date that may occur hereunder upon delivery of the Transfer Consideration therefor and a Transfer Report relating thereto.
(f)    Certificate. Transferee and the Agents shall have received a certificate executed by a Financial Officer of the Initial Originator certifying that, as of the date of the Initial Contribution, no Termination Event or Unmatured Termination Event exists and is continuing, stating that the representations and warranties of the Initial Originator contained in Article III are true and correct in all material respects (without duplicating materiality standards in such representations and warranties) as of such date and certifying any other factual matters as may be reasonably requested by the Transferee.
(g)    All of the conditions under Section 7.01 of the Credit Agreement shall have been satisfied or waived in accordance with the terms thereof.
Section 4.02    Conditions Precedent to Subsequent Contributions or Sales. Each contribution or sale after the Initial Contribution shall be subject to the further conditions precedent that: (a) the Termination Date shall not have occurred; and (b) on the date such Transferred

Receivable came into existence, the following statement shall be true (and acceptance of the Transfer Consideration for such Transferred Receivable shall constitute a representation and warranty by the applicable Originator that such statements is then true): the representations and warranties set forth in Article III are true and correct in all material respects (without duplicating materiality standards in such representations and warranties) on and as of the date such Transferred Receivable came into existence as though made on and as of such date, except to the extent such representations and warranties are expressly limited to an earlier date.
Notwithstanding the foregoing conditions precedent, upon delivery of the Transfer Consideration for any Transferred Receivable, title to such Transferred Receivable and the Related Security and Collections with respect thereto shall vest in Transferee, whether or not the conditions precedent to Transferee’s obligation to deliver the Transfer Consideration for such Transferred Receivable were in fact satisfied. The failure of any Originator to satisfy any of the foregoing conditions precedent, however, shall give rise to a right of Transferee to rescind the related sale or contribution and (i) (in the case of a contribution) reduce the value of SPV Holdco’s equity interest in Transferee and the Originator’s equity interest in SPV Holdco, or (ii) (in the case of a sale for which the Transfer Consideration was a Subordinated Note) reduce the outstanding principal amount of such Subordinated Note, or (iii) (in the case of a sale for which the Transfer Consideration was cash) a right of the Transferee to receive a Transfer Consideration Indemnification Payment in respect of such Transferred Receivable. Any such reduction or such Transfer Consideration Indemnification Payment shall be in an amount equal to the Transfer Consideration (and corresponding to the type thereof) that shall have been delivered with respect to any Transferred Receivables related thereto.
ARTICLE V

AFFIRMATIVE COVENANTS
Until the date on which this Agreement terminates in accordance with its terms, each Originator, with respect to itself hereby covenants as set forth below:
Section 5.01    Certain Information. Such Originator will furnish to the Transferee and the Agents from time to time such reports and other financial information with respect to it and the Transferred Receivables, Related Security or Collections, in each case, as the Transferee and the Agents may reasonably request.
Section 5.02    Notices of Material Events. Such Originator will furnish to Transferee (with a copy to Agents) prompt written notice of the following:
(a)    the occurrence of any Termination Event or Unmatured Termination Event;
(b)    the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against such Originator or any of its Material Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;

(c)    any Lien, other than in favor of the Collateral Agent, is filed or asserted against any Transferred Receivable, Related Security related thereto or Collections thereof and any Financial Officer or executive officer of such Originator, or other officer or similar official thereof responsible for the administration of the obligations of such Originator in respect of this Agreement, has actual knowledge thereof;
(d)    the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred and are occurring, would reasonably be expected to have a Material Adverse Effect;
(e)    any material amendment of its Credit and Collection Policy; and
(f)    any other development specific to any Originator that is not a matter of general public knowledge that has had, or would reasonably be expected to have, a Material Adverse Effect.
Each notice delivered under this Section 5.02 shall include a statement of a Financial Officer or other executive officer of such Originator setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
Section 5.03    Compliance with Agreements and Laws. Such Originator will (i) perform each of its obligations under this Agreement and (ii) comply with all Federal, state and local laws and regulations applicable to it and the Transferred Receivables originated by such Originator, including those relating to truth-in-lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and environmental permits, except where (a) the requirement to comply therewith is contested in good faith by appropriate proceedings or (b) the failure to so comply, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.
Section 5.04    Existence; Conduct of Business. Such Originator will (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted, except, in each case described in subclauses (a) and (b), where the failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that any one or more Originators may merge or consolidate into or with any other Originator (the surviving or resultant entity of which shall assume thereby all of any such non-surviving or consolidated Originators’ rights, duties and obligations hereunder and under any Loan Documents to which such Originators are parties), and no provision herein or in any Loan Documents to which such Originators are parties shall be deemed to prohibit or to be breached by such merger or consolidation; and provided, further, that any one or more Originators may merge or consolidate into any Wholly Owned Subsidiary of Parent (other than any other Originator or SPV Holdco) organized under the laws of, and with its principal place of business in, any State of the United

States or the District of Columbia (the surviving or resultant entity of which shall assume thereby all of any such non-surviving or consolidated Originators’ rights, duties and obligations hereunder and under any Loan Documents to which such Originators are parties) subject to satisfaction of the following conditions: (i) advance written notice to the Agents of not less than 30 days, (ii) the prior written consent of the Administrative Agent (and, if such Originator is the Servicer, the Collateral Agent) not to be unreasonably withheld or delayed and (iii) field examinations reasonably related to the review of such merger or consolidation (separate from any conducted pursuant to Section 5.13) and such other information, certificates, documents, instruments and agreements relating to such assumption as any Agent shall reasonably request.
Section 5.05    Maintenance of Assets and Properties. Such Originator will keep and maintain all assets and other property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty or condemnation excepted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
Section 5.06    Payment of Obligations. Such Originator will, and will cause its Subsidiaries to, pay or discharge as the same shall become due and payable in the normal course of its business, all of their respective Material Indebtedness and other material liabilities and obligations, including material Taxes, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect or (b) it or such Subsidiary, if any, has set aside on its books adequate reserves with respect thereto in accordance with GAAP.
Section 5.07    Title. Such Originator will take all necessary action to establish and maintain, irrevocably in Transferee (i) legal and equitable title to the Transferred Receivables originated by such Originator and the Collection Accounts and (ii) all of such Originator’s right, title and interest in the Related Security associated with such Transferred Receivables, in each case, free and clear of any Liens, other than Liens in favor of Transferee (or its assigns) (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Transferee’s ownership interest in such Transferred Receivables, Collection Accounts and Related Security and such other action to perfect, protect or more fully evidence the ownership interest of Transferee as Transferee may reasonably request).
Section 5.08    Originator to Maintain Perfection and Priority. In order to evidence the interests of Transferee under this Agreement, such Originator shall, from time to time take such action, or execute and deliver such instruments as may be necessary or advisable to maintain and perfect, as a first-priority interest, Transferee’s ownership interest in the Transferred Receivables originated by such Originator, Related Security related thereto and Collections thereof. Such Originator, at the request of Transferee, shall, from time to time, prepare and present to Transferee upon request for Transferee’s authorization and approval all financing statements, amendments, continuations (or initial financing statements in lieu of continuations), or other filings necessary to continue, maintain and perfect Transferee’s ownership interest in such Transferred Receivables, Related Security related thereto and Collections thereof as a first-priority interest. Such Originator hereby authorizes Transferee to file such financing statements under the UCC. Notwithstanding anything else in the Loan Documents to the contrary, (i) no such Originator shall, prior to the Payment Date, have any authority to file a termination, partial termination, release, partial release or any amendment of any such financing statements that deletes the name of a debtor or excludes collateral of any such financing statements, without the prior written consent of Transferee and (ii) such Originator shall not be required to take any actions in compliance with the laws of any jurisdiction outside of the United States in connection with the transfer or pledge pursuant to the Loan Documents of any Transferred Receivables of an Obligor domiciled in such jurisdiction.
Section 5.09    Deposit of Collections. Such Originator shall (i) deposit or cause to be deposited promptly into a Collection Account or a Lockbox (or in the case of cash Collections not received in a Lockbox or by wire transfer, within one Business Day after receipt by the collections department of such Originator), all Collections it may receive with respect to any Transferred Receivable originated by such Originator, (ii) instruct all Obligors to remit all their payments in respect of Transferred Receivables to Lockboxes or Collection Accounts, subject to Section 6.02, and (iii) not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account cash or cash proceeds other than Collections of Transferred Receivables. Any Collections received by any Originator other than by its collections department shall be forwarded to its collections department within two Business Days after receipt thereof.
Section 5.10    Use of Proceeds. Such Originator shall not use any portion of any Transfer Consideration received hereunder (i) for a purpose that violates, or would be inconsistent with, any Requirement of Law or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.

Section 5.11    Books and Records. Such Originator will keep proper books and records in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.
Section 5.12    Access to Accountants. Such Originator hereby authorizes Transferee (or an Agent as Transferee’s assignee) to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to Transferee (or an Agent as Transferee’s assignee) any and all reports and other financial information relating to such Originator and its Subsidiaries (including copies of any issued management letters) reasonably requested by the Agents, and to discuss matters with respect to its business, financial condition and other affairs; provided that, (x) only Transferee (or an Agent as Transferee’s assignee) may exercise rights under this Section 5.12 and (y) excluding any such communications during the occurrence and continuance of a Termination Event or Unmatured Termination Event, Transferee (or an Agent as Transferee’s assignee) may make up to two communications in any calendar year and, if a Termination Event or Unmatured Termination Event has occurred and is continuing, as many as Transferee (or an Agent as Transferee’s assignee) reasonably determines to be appropriate (for purposes of this proviso, a single “communication” may consist of multiple telephone conferences and items of correspondence so long as such telephone conferences and items of correspondence occur at or around the same period of time).
Section 5.13    Audits. Such Originator will, from time to time during regular business hours as requested by the Transferee and the Agents upon reasonable notice and at the sole cost of the Originators, permit the Transferee and the Agents, their agents or representatives and other third parties retained by the Agents for purposes of field examinations and collateral monitoring services: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Transferred Receivables, including, without limitation, the related Contracts and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Transferred Receivables or any Person’s performance under any of the Loan Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of any Originator having knowledge of such matters; provided that, excluding any such field examinations during the occurrence and continuance of a Termination Event or Unmatured Termination Event, only two field examinations may be conducted during any calendar year and, if a Termination Event or Unmatured Termination Event has occurred and is continuing, as many as Transferee (or an Agent as Transferee’s Assignee) reasonably determines to be appropriate (for purposes of this proviso, a single “field examination” may consist of multiple examinations and visits so long as such examinations and visits occur within a fourteen-day period or such longer period reasonably necessary to complete the related audit). The Transferee and the Agents shall perform such inspections together and shall cooperate with one another to establish the scope of any audit and the timing of such inspections. In addition to, and not in limitation of, the foregoing, whether or not a Termination Event or Unmatured Termination Event exists, the Transferee and the Collateral Agent shall have the right, exercisable at any time but on no more than two (2) occasions during any calendar year, to verify with Obligors the validity or amount of Transferred Receivables and Related Security, provided that, (a) such verification shall be undertaken by a firm selected by the Agents (any such firm being referred to herein as the “Auditor”),

(b) the Auditor shall expressly agree in writing (i) the scope and detailed verification procedures required by the Agents, (ii) the basis of sampling the Transferred Receivables and Related Security that shall be subject to verification procedures and (iii) that the Agents shall have full access to the results of such verification, which shall be provided by the Auditor in a written form, (c) the Auditor that is then undertaking verifications of Transferred Receivables and Related Security on behalf of the Agents shall state to the Obligors that such verification (whether undertaken in writing or by telephone verification) is being conducted on behalf of the Originators, and (d) nothing contained in this Section 5.13 shall limit or impair the verification rights of the Agents set forth in Section 5.05(d) of the Credit Agreement. Such Originator shall cooperate fully with the Collateral Agent in an effort to facilitate and promptly conclude any such verification process.
Section 5.14    Compliance with Contracts and Credit and Collection Policy. Such Originator will (i) perform and comply in all material respects with all provisions, covenants and other obligations required to be observed by it under the Contracts related to the Transferred Receivables originated by such Originator, in each case to the same extent as though such Transferred Receivables had not been transferred to Transferee and (ii) comply in all material respects with its respective Credit and Collection Policy in regard to each Transferred Receivable originated by such Originator and the related Contract.
Section 5.15    Separateness of Transferee. Such Originator will maintain Transferee’s identity as a separate legal entity and to make it manifest to third parties that Transferee is an entity with assets and liabilities distinct from those of such Originator and any Affiliates thereof and not just a division of such Originator or any such Affiliate. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, such Originator (i) will not hold itself out to third parties as liable for the debts of Transferee nor assert that it owns the Transferred Receivables originated by such Originator, and other assets, transferred to Transferee and (ii) will take all other actions necessary on its part to ensure that Transferee is at all times in compliance with the “separateness covenants” set forth in Section 8.15 of the Credit Agreement.
Section 5.16    Further Assurances. Without limiting the foregoing, such Originator will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to Transferee (or its assigns) such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 5.08, as applicable), which may be required by law or which Transferee (or its assigns) may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to evidence the sale or contribution of the Transferred Receivables originated by such Originator, the Related Security related thereto and the Collections thereof under this Agreement, all at the expense of such Originator.
ARTICLE VI

NEGATIVE COVENANTS
Until the date on which this Agreement terminates in accordance with its terms, each Originator, with respect to itself hereby covenants as set forth below:

Section 6.01    Change in Name, Jurisdiction of Organization. Such Originator will not change (i) its name as it appears in official filings in the jurisdiction of its organization, (ii) its status as a “registered organization” (within the meaning of Article 9 of any applicable enactment of the UCC) in such jurisdiction, (iii) its organizational identification number, if any, issued by its jurisdiction of organization, or (iv) its jurisdiction of organization unless it shall have in any such case: (A) given Transferee (or its assigns) at least 30 days’ prior written notice thereof and (B) delivered to Transferee (or its assigns) all financing statements, instruments and other documents requested by Transferee (or its assigns) in connection with such change or relocation.

Section 6.02    Modifications of Transferred Receivables, Credit and Collection Policies and Instructions to Obligors. Such Originator shall not, without the prior written consent of the Collateral Agent, not to be unreasonably withheld or delayed, (i) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related to the collection and enforcement (including the manner of payment) of the Transferred Receivables; provided that such Originator, as Servicer or a delegate of Servicer, may take such actions as are permitted pursuant to the Loan Documents and the Credit and Collection Policies, or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies in any material respect. Such Originator shall not make any change in the instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables, except (i) pursuant to Section 9.13 or (ii) as and to the extent instructed by Transferee in furtherance of any such change the Transferee is required or permitted to make under Section 3.01 of the Credit Agreement or pursuant to Section 9.02 of the Credit Agreement.
Section 6.03    No Commingling. Such Originator shall not deposit, or permit the deposit of, any funds that do not constitute Collections of Transferred Receivables into any Collection Account.
Section 6.04    Sales, Liens. Such Originator will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Lien upon (including the filing of any financing statement) or with respect to, any Transferred Receivable originated by such Originator, Related Security related thereto or Collections thereof, or any Lockbox or Collection Account, or assign any right to receive income with respect thereto other than, in each case, the creation of the interests therein in favor of Transferee (or its assigns) provided for in any Loan Document, and such Originator will defend the right, title and interest of Transferee in, to and under any of the foregoing property, against all claims of third parties.
Section 6.05    Insolvency Proceedings. Such Originator shall not, nor will it permit any Subsidiary to, (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 7.01(f), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Originator or Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.
Section 6.06    Sale Characterization. Such Originator will not, and will not permit any Affiliate to, make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a contribution or sale, as the case may be, of the Transferred Receivables originated by such Originator, the Related Security related thereto and the Collections thereof by such Originator to Transferee or in any other respect account for or treat the transactions contemplated hereby in any manner other than as a contribution or sale, as the case may be, of such Transferred Receivables, the Related Security related thereto and the Collections thereof by such Originator to Transferee except to the extent that (i) such transactions are not recognized on account of consolidated financial reporting in accordance with GAAP and (ii) in accordance with applicable tax principles, each transfer is ignored for tax reporting purposes (it being understood that such Originator shall continue to treat the transactions contemplated hereby as described above for all legal purposes notwithstanding any such accounting standards or tax principles).
ARTICLE VII

TERMINATION EVENTS
Section 7.01    Termination Events. The occurrence of any one or more of the following events shall constitute a “Termination Event”:
(a)    any Originator shall fail to make any payment or deposit required hereunder when due and such failure shall continue for three consecutive Business Days after the earlier to occur of the date on which such Originator obtains actual knowledge of such failure or the date on which written notice of such failure is delivered to such Originator by Transferee or the Agents;
(b)    any representation or warranty made or deemed made by or on behalf of any Originator in or in connection with this Agreement or in any certificate, Transfer Report or other document furnished pursuant to or in connection with this Agreement, shall prove to have been false or misleading in any material respect when made or deemed made, and, if capable of being remedied, such event shall continue unremedied for two Business Days; provided that, in the event any of the representations and warranties set forth in Section 3.17, Section 3.19 or Section 3.21 is not true when made or deemed made with respect to any Transferred Receivable, such event shall not constitute a Termination Event if the applicable Originator timely pays to Transferee the Outstanding Principal Balance of such Transferred Receivable in cash in accordance with Section 2.04;
(c)    any Originator shall fail to observe or perform any covenant, condition or agreement contained in Section 2.02(a), 5.02(a), 5.04(a), 5.09, 5.10 or in Article VI; provided that solely in the case of Section 5.09 such failure shall continue unremedied for three Business Days;
(d)    any Originator shall fail to observe or perform any material covenant, condition or agreement contained in this Agreement (other than those which constitute a Termination Event under another subsection of this Section 7.01), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) such Originator’s actual knowledge of such failure and (ii) the date on which written notice of such failure shall have been given to such Originator by the Transferee or the Agents;
(e)    with respect to any Originator, (i) any event or condition occurs that (A) results in any Material Indebtedness of such Originator becoming due prior to its scheduled maturity or (B) enables or permits (all applicable grace periods having expired) the holder or holders of any

Material Indebtedness of such Originator or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) such Originator shall fail to pay the principal of any such Material Indebtedness at the stated final maturity thereof; provided that this clause (e) shall not apply to secured Indebtedness that (x) becomes due in whole or in part as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or as a result of any other customary mandatory prepayment events, and (y) is timely repaid as and to the extent required by the agreements governing such Indebtedness;
(f)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of any Originator, or of a substantial part of the assets of any Originator, under the Bankruptcy Code, or any other bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or other similar official for any Originator or for a substantial part of the assets of any Originator or (iii) the winding up or liquidation of any Originator; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(g)    any Originator shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (f) above, (iii) apply for or consent to the appointment of an administrator, administrative receiver, compulsory manager, receiver, trustee, custodian, sequestrator, conservator or similar official for any Originator or for a substantial part of the assets of such Originator, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(h)    any Originator shall admit in writing its inability or fail generally to pay its debts as they become due;
(i)    failure of any Originator to pay one or more final judgments aggregating in excess of $5,000,000 (to the extent not covered by insurance) which judgments are not discharged or effectively waived or stayed for a period of 45 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Originator to enforce any such judgments that individually or in the aggregate exceed $5,000,000;
(j)    an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
(k)    the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any of the Transferred Receivables or the Related Security or the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the

Transferred Receivables or the Related Security and any such Lien shall not have been released within seven days after the date of such filing;
(l)    any event shall have occurred that, alone or together with other events, has a Material Adverse Effect;
(m)    a Change in Control shall occur;
(n)    any material provision of this Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be valid, binding and enforceable in accordance with its terms against any Originator, or any Originator shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of this Agreement has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms;
(o)    Transferee shall cease for any reason to have a valid and perfected first priority ownership interest in the Transferred Receivables, the Related Security relating thereto and the Collections thereof, and proceeds of the foregoing, or Transferee (or its assigns) shall incur any loss, for which it is not indemnified in full under any Loan Documents as and when required in accordance with the terms of the applicable indemnification provision, resulting from any Originator’s failure to perfect Transferee’s ownership interest in that portion of the Related Security in which perfection cannot be accomplished under Article 9 of the relevant UCC; or
(p)    any Originator shall deliver an Immediate Originator Termination Notice.
Section 7.02    Remedies. Upon the occurrence and during the continuation of a Termination Event, Transferee (or its assigns) may take any of the following actions: (a) declare the Termination Date to have occurred, whereupon the Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Originator; provided, however, that upon the occurrence of a Termination Event described in Section 7.01(f) or Section 7.01(g), or of an actual or deemed entry of an order for relief with respect to any Originator under the Bankruptcy Code, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Originator and (b) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any amounts then due and owing by each Originator to Transferee. The aforementioned rights and remedies shall be without limitation and shall be in addition to all other rights and remedies of Transferee and its assigns otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.
ARTICLE VIII

INDEMNIFICATION
Section 8.01    Indemnities by Originators. Without limiting any other rights that Transferee may have hereunder or under any Requirement of Law, each Originator hereby agrees to indemnify (and pay upon demand to) Transferee and its assigns and their respective officers, directors, agents and employees (each, an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees, disbursements and other charges (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of the matters set forth in clauses (i) through (xv) below, excluding, however:
(a)    Indemnified Amounts to the extent a final, non-appealable judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted primarily from gross negligence or willful misconduct on the part of any Indemnified Party or any of its affiliates or any of the officers, directors, employees, controlling persons or members of any of the foregoing;
(b)    Indemnified Amounts to the extent the same includes losses in respect of Transferred Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or
(c)    taxes on or measured by the overall net income of such Indemnified Party, imposed by the United States, the Indemnified Party’s jurisdiction of organization or the jurisdiction in which its principal office is located (or in the case of an individual, primary residence), or any political subdivision of any thereof, or any other jurisdiction with which such Indemnified Party has (other than in connection with the transactions contemplated hereby) a present or former connection;
provided, however, that nothing contained in this sentence shall limit the liability of any Originator or limit the recourse of Transferee to any Originator for amounts otherwise specifically provided to be paid by such Originator under the terms of this Agreement. Subject in each case to clauses (a), (b) and (c) above, an Originator shall indemnify Transferee and its assigns for Indemnified Amounts relating to or resulting from:

(i)    any representation or warranty made by such Originator (or any officers of such Originator) under or in connection with any Transfer Report, this Agreement, or any other information or report delivered by such Originator pursuant hereto or thereto that shall have been false or incorrect when made or deemed made (unless, in the case of any such representation or warranty made in respect of a Transferred Receivable, Transferee has received a Transfer Consideration Indemnification Payment in respect of clause (b) of Section 2.04 hereof with respect thereto);
(ii)    the failure by such Originator to comply with any Requirement of Law with respect to any Transferred Receivable originated by such Originator or Contract related thereto, or the nonconformity of such Transferred Receivable or related Contract with any such Requirement of Law or any failure of such Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;
(iii)    any failure of such Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement;
(iv)    any products liability, personal injury or damage, suit or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Transferred Receivable originated by such Originator;
(v)    any dispute, claim, offset or defense (other than a discharge in bankruptcy of the related Obligor) of the Obligor to the payment of any Transferred Receivable originated by such Originator (including, without limitation, a defense based on such Transferred Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Transferred Receivable or the furnishing or failure to furnish such merchandise or services;
(vi)    the commingling of Collections of Transferred Receivables at any time with other funds;
(vii)    any investigation, litigation or proceeding related to or arising from this Agreement or any other Loan Document, the transactions contemplated hereby, the use of the proceeds of the transfers hereunder, the ownership of the Transferred Receivables or any other investigation, litigation or proceeding relating to such Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby;
(viii)    any inability to litigate any claim against any Obligor in respect of any

Transferred Receivable originated by such Originator as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

(ix)    any Termination Event described in Section 7.01(f) (g) or (h) with respect to such Originator;
(x)    any failure to vest and maintain vested in Transferee, or to transfer to Transferee, legal and equitable title to, and ownership of, the Transferred Receivables originated by such Originator and the related Collections, and all of such Originator’s right, title and interest in the Related Security associated with such Transferred Receivable and the Collections thereof, in each case, free and clear of any Lien except for Liens in favor of Transferee and its assigns;
(xi)    the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Transferred Receivable originated by such Originator, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of the transfer or at any subsequent time;
(xii)    any action or omission by such Originator which reduces or impairs the rights of Transferee (or its assigns) with respect to any Transferred Receivable originated by such Originator or the value of any such Transferred Receivable;
(xiii)    any attempt by any Person to void any sale or contribution hereunder under statutory provisions or common law or equitable action;
(xiv)    the failure of the information specified in any Transfer Report regarding a Transferred Receivable to have been accurate in all material respects as of the date of its transfer to Transferee; and
(xv)    the failure of such Originator duly and punctually to pay and perform its indemnity or reimbursement obligations to providers of surety bonds guaranteeing the payment by such Originator of U.S. Customs duties.
Section 8.02    Other Costs and Expenses. Each Originator shall pay to Transferee promptly on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, or any amendment or modification hereto or thereto. Each Originator shall pay to Transferee promptly on demand any and all reasonable costs and expenses of Transferee, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents, or the administration of this Agreement following a Termination Event.
ARTICLE IX

MISCELLANEOUS

Section 9.01    Waivers and Amendments. (a) No failure or delay on the part of Transferee (or its assigns) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.
(b)    No provision of this Agreement may be amended, supplemented, modified or waived except in writing signed by each Originator and Transferee and, to the extent required under the Credit Agreement, the Administrative Agent.

Section 9.02    Notices. All communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on Exhibit VI hereto or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective (a) if given by telecopy, upon the receipt thereof, (b) if given by mail, 10 Business Days after the time such communication is deposited in the mail with first class postage prepaid or (c) if given by any other means, when received at the address specified in this Section 9.02.
Section 9.03    Protection of Ownership Interests of Transferee. (a) Each Originator agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that Transferee (or its assigns) may request, to perfect, protect or more fully evidence the interest of Transferee hereunder and the interest in the Transferred Receivables originated by such Originator, Related Security relating thereto and Collections thereof, or to enable Transferee (or its assigns) to exercise and enforce their rights and remedies hereunder. During the occurrence and continuance of an Event of Default, Transferee (or the Agents) may, at the related Originator’s sole cost and expense, direct such Originator to notify the Obligors of such Transferred Receivables of the ownership interests of Transferee under this Agreement. During the occurrence and continuance of an Event of Default or a Liquidity Event, Collateral Agent may exercise all rights available to it under each Collection Account Agreement.
(b)    If any Originator fails to perform any of its obligations under Section 9.03(a), Transferee (and Collateral Agent, as Transferee’s assignee) may (but shall not be required to) upon notice to such Originator perform, or cause performance of, such obligations, and Transferee’s (or such assigns’) costs and expenses incurred in connection therewith shall be payable by such Originator as provided in Section 8.02. Each Originator irrevocably authorizes Transferee (and Collateral Agent, as Transferee’s assignee) at any time and from time to time in the sole discretion of Transferee (or such assignee), and appoints Transferee (and such assignee) as its attorney(s)-in-fact, to act on behalf of such Originator (i) to execute (if required) on behalf of such Originator as debtor or seller and to file financing statements necessary or desirable in Transferee’s (or such assignee’s) sole discretion to perfect and to maintain the perfection and priority of the ownership interest of Transferee in the Transferred Receivables originated by such Originator and associated Related Security and Collections and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to such Transferred Receivables as a financing statement in such offices as Transferee (or the Collateral Agent, as Transferee’s assignee) in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of Transferee’s ownership interest in such Transferred Receivables. This appointment is coupled with an interest and is irrevocable. Each Originator hereby (A) authorizes Transferee (and the Collateral Agent, as Transferee’s assignee) to file financing statements and other filing or recording documents with respect to the Transferred Receivables originated by such Originator, Related Security and Collections (including any amendments thereto, or continuation or termination statements thereof), without further authorization of such Originator, in such form and in such offices as Transferee (or such assignee) reasonably determines appropriate to perfect or maintain the perfection of the ownership or security interests of Transferee (and the Collateral Agent, as Transferee’s assignee) hereunder, (B) acknowledges and agrees that it is not authorized to, and will not, file financing statements or other filing or recording documents with respect to such Transferred Receivables, Related Security or Collections (including any amendments thereto, or continuation or termination statements thereof), without the express prior written approval by the Collateral Agent (as Transferee’s assignee), consenting to the form and substance of such filing or recording document, and (C) approves, authorizes and ratifies any filings or recordings made by or on behalf of the Collateral Agent (as Transferee’s assignee) in connection with the perfection of the ownership or security interests in favor of Transferee or the Collateral Agent (as Transferee’s assignee).
Section 9.04    Confidentiality. (a) Each Originator shall maintain and shall cause each of its employees and officers to maintain the confidentiality of any fee letters and any confidential or proprietary information with respect to the Agents (and their affiliates) and the Agents’ (and their affiliates’) business obtained by it in connection with the structuring, negotiating and execution of the transactions contemplated herein, except (i) to the extent any such information becomes public information other than through a disclosure in violation hereof, (ii) to the extent such information becomes available to Transferee on a non-confidential basis from a source other than from any Originator and (iii) that such Originator and its officers and employees may disclose such information to such Originator’s (and its Affiliates’) directors, external accountants and attorneys and in accordance with any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law) (provided that notice of any such law, rule, regulation, direction, request, order or proceedings shall be promptly furnished to the Transferee unless such notice is legally prohibited).
(b)    Anything herein to the contrary notwithstanding, but subject to Section 12.12 of the Credit Agreement, each Originator hereby consents to the disclosure of any nonpublic information with respect to it (i) to Transferee, the Agents or the Lenders, by each other, (ii) by Transferee or the Agents to any prospective or actual assignee or participant of any of them and (iii) by the Agents to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which the Agents, the Lenders or one of their respective affiliates act as the administrator and/or agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided that each such Person is informed of the confidential nature of such information. In addition, the Agents and the Lenders may disclose any such nonpublic information in accordance with any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law) (provided that notice of any such law, rule, regulation, direction, request, order or proceedings shall be promptly furnished to the Transferee unless such notice is legally prohibited).
(c)    Transferee agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority, (iii) to the extent required by Requirement of Laws or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) to any Agent or Lender, (vii) with the consent of any Originator or (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Transferee on a non-confidential basis from a source other than any Originator; provided that notice of any request, requirement or legal process referred to in subclauses (ii) and (iii) shall be promptly furnished to the Transferee unless such notice is legally prohibited. For the purposes of this Section, “Information” means all information received from any Originator relating to any Originator, the Obligors or their business, other than any such information that is or becomes publicly available or was otherwise available to Transferee on a non-confidential basis prior to disclosure by any Originator. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.
Section 9.05    Bankruptcy Petition. Each of the Originators covenants and agrees that, prior to the date that is one year and one day after the later of (x) the Payment Date and (y) the Collection Date, it will not institute against, or join any other Person in instituting against, Transferee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings.
Section 9.06    Limitation of Liability. Except with respect to any claim arising out of the willful misconduct or gross negligence of the Agents or the Lenders, no claim may be made by any Originator or any other Person against the Agents or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Originator hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.
Section 9.07    CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING GENERAL OBLIGATIONS LAW 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT REFERENCE TO LAWS CONCERNING CONFLICTS OF LAW OR CHOICE OF FORUM.
Section 9.08    CONSENT TO JURISDICTION. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF TRANSFEREE (OR ITS ASSIGNS) TO BRING PROCEEDINGS AGAINST ANY ORIGINATOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY

ORIGINATOR AGAINST TRANSFEREE (OR ITS ASSIGNS) OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY ORIGINATOR PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN.
Section 9.09    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 9.10    Integration; Binding Effect; Survival of Terms. (a) This Agreement and each other Loan Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
(b)    This Agreement shall be binding upon and inure to the benefit of each Originator, Transferee and their respective successors and permitted assigns (including any trustee in bankruptcy). No Originator may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of Transferee; provided that no consent shall be required for a merger or consolidation referred to in the proviso to Section 5.04. Transferee may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of any Originator. Without limiting the foregoing, each Originator acknowledges that Transferee, pursuant to the Credit Agreement, may assign to the Collateral Agent for the benefit of the Agents and the Lenders and their assigns, its rights, remedies, powers and privileges hereunder and that the Collateral Agent may further assign such rights, remedies, powers and privileges to the extent permitted in the Credit Agreement. Each Originator agrees that the Agents and the Lenders and their respective successors and assigns are intended third party beneficiaries of this Agreement and that the Agents, as the Transferee’s assigns, and the Agents’ assigns shall, subject to the terms of the Credit Agreement, have the right to enforce this Agreement and to exercise directly all of Transferee’s rights and remedies under this Agreement on behalf of the Agents and the Lenders and their respective successors and assigns (including the right to give or withhold any consents or approvals of Transferee to be given or withheld hereunder) and each Originator agrees to cooperate fully with the Agents and their assigns in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Originator pursuant to Article III; (ii) the indemnification and payment provisions of Article VIII; and (iii) Section 9.05 shall be continuing and shall survive any termination of this Agreement.
Section 9.11    Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page by facsimile or other means of electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
Section 9.12    Addition of Originators. Additional Persons that are Wholly Owned Subsidiaries of Parent may be added as Originators hereunder, with the prior written consent of Transferee and the Collateral Agent (such consent not to be unreasonably withheld); provided that the following conditions are satisfied on or before the date of such addition:
(a)    the Servicer shall have given Transferee and the Agents at least 15 days’ prior written notice of such proposed addition and the identity of the proposed additional Originator and shall have provided such other information with respect to such proposed additional Originator as Transferee and the Agents may reasonably request;
(b)    each of the conditions set forth in Section 4.01(b), (c), (d), (e), and (f) shall have been satisfied in respect of the proposed Originator;
(c)    the proposed Originator shall have executed an Additional Originator Supplement substantially in the form of Exhibit I;
(d)    Transferee shall have received copies of a supplement to the Credit and Collection Policy applicable to such proposed Originator, which supplement shall be in form and substance satisfactory to the Agents;
(e)    Transferee shall have received confirmation that there is no pending or, to its knowledge, threatened action or proceeding affecting such proposed Originator before any Governmental Authority (I) that would reasonably be expected to have a Material Adverse Effect with respect to such additional Originator or (II) that purports to affect the legality, validity or enforceability of any Additional Originator Supplement or any of the transactions contemplated hereby;
(f)    subject to the limitations set forth in Section 12.22 of the Credit Agreement, the Transferee and the existing Originators, and the proposed Originator agree to any modified transaction terms which may be requested by the Agents as being necessary to maintain an implied rating equivalent to the implied rating of the facility evidenced by the Loan Documents immediately prior to the addition of the proposed Originator, as determined by the Agents in the exercise of their Reasonable Credit Judgment, including, but not limited to, direct or indirect changes to (i) the definitions of Advance Rate, Borrowing Base, Eligible Receivables, Eligible Unbilled Receivables Balance, Excess Concentration Amount, Net Receivables Balance, (ii) the definitions of Concentration Limit and Reserves after the addition of the proposed Originator, which shall be set and calculated consistent with such methodology prior to the addition of the proposed Originator, and (iii) the Dilution Ratio, Delinquency Ratio and Default Ratio set forth in Section 10.01(q) of the Credit Agreement after the addition of the proposed Originator, which shall be set and calculated consistent with the methodology used to set and calculate such ratios prior to the addition of the proposed Originator;
(g)    unless otherwise waived by the Collateral Agent, the proposed Originator has never been an Originator under this Agreement;
(h)    the proposed Originator shall have submitted to an audit and field examination reasonably related to the addition of such proposed Originator (separate from any conducted pursuant to Section 5.13) by Transferee (or its assigns) of the Collateral of such proposed Originator; and
(i)    the Termination Date shall not have occurred.
Section 9.13    Termination of Originators. (a) An Originator may submit a notice (“Originator Termination Notice”) to the Transferee and the Agents notifying them of its request to terminate its status as an Originator and specifying the date such termination is to take effect (the “Originator Termination Effective Date”).

(b)    Such Originator Termination Notice shall be an “Orderly Originator Termination Notice” and the request to terminate such Originator shall be effective if the following conditions are satisfied:
(i)    the applicable Originator Termination Effective Date is at least 30 days after the date of such Originator Termination Notice (or such earlier date to which the Collateral Agent shall reasonably consent);
(ii)    no Unmatured Termination Event, Termination Event, Default or Event of Default shall have occurred and be continuing at the time of, or will occur and be continuing after giving effect to, the termination of such Originator;
(iii)    such Originator shall have (x) established new lockboxes and deposit accounts for the collection of its Receivables on and after the applicable Originator Termination Effective Date, (y) instructed all Obligors with respect to the Receivables of such Originator to make payments to such new lockboxes and deposit accounts on and after the applicable Originator Termination Effective Date and (z) instructed all Obligors not to, on or after the applicable Originator Termination Effective Date, make any payments with respect to such Receivables to the Lockboxes or Collection Accounts;
(iv)    a certificate has been delivered to the Agents by an Authorized Officer of such Originator and an Authorized Officer of the Transferee certifying the statements in clauses (b)(ii) and (b)(iii) above;
(v)    subject to the limitations set forth in Section 12.22 of the Credit Agreement, the Transferee and the remaining Originators agree to any modified transaction terms which may be requested by the Agents as being necessary to maintain an implied rating equivalent to the implied rating of the facility evidenced by the Loan Documents immediately prior to the termination of such Originator, as determined by the Agents in the exercise of their Reasonable Credit Judgment, including, but not limited to, direct or indirect changes to (i) the definitions of Advance Rate, Borrowing Base, Eligible Receivables, Eligible Unbilled Receivables Balance, Excess Concentration Amount, Net Receivables Balance, (ii) the definitions of Concentration Limit and Reserves after the termination of such Originator, which shall be set and calculated consistent with such methodology prior to the termination of such Originator, and (iii) the Dilution Ratio, Delinquency Ratio and Default Ratio set forth in Section 10.01(q) of the Credit Agreement after the termination of such Originator, which shall be set and calculated consistent with the methodology used to set and calculate such ratios prior to the termination of such Originator;
(vi)    the Servicer shall have delivered (i) a pro forma Borrowing Base Report as of the Calculation Date most recently reported immediately prior to the applicable Originator Termination Effective Date or (ii) if an Enhanced Reporting Event shall be continuing at such time, a pro forma Borrowing Base Report as of the Friday for the calendar week immediately prior to the applicable Originator Termination Effective Date, in either case, showing that Availability is at least 15% after giving effect to such termination and excluding all Transferred Receivables originated by the Originator to be terminated; and

(vii)    if the Originator to be terminated is the Servicer, the Agents shall have approved the successor Servicer.
(c)    Such Originator Termination Notice shall be an “Immediate Originator Termination Notice” if the applicable Originator Termination Effective Date designated therein is less than 30 days after the date of such Originator Termination Notice without the consent of the Collateral Agent.
Section 9.14    Releases. On the Termination Date, this Agreement and all obligations of the parties (other than those expressly stated to survive such termination) hereunder shall terminate, without delivery of any instrument or performance of any act by any party, and all rights to Receivables originated thereafter shall cease to be acquired by the Transferee and shall belong to the Originators. At the sole expense of any Originator following any such termination, the Transferee shall execute and deliver, and cause the Collateral Agent to execute and deliver, to such Originator such documents as such Originator shall reasonably request to evidence such termination.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Basic Energy Receivables, LLC

By: /s/Alan Krenek
Name: Alan Krenek
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Receivables Transfer Agreement

Basic Energy Services, L.P.

By: Basic Energy Services GP, LLC, its General Partner

By: Basic Energy Services, Inc., its Sole Member

By: /s/Alan Krenek
Name: Alan Krenek
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Receivables Transfer Agreement

ACKNOWLEDGED AND AGREED:

BER Holdco, LLC

By: /s/Alan Krenek
Name: Alan Krenek
Title: Vice President, Secretary and Treasurer

Receivables Transfer Agreement

Exhibit I

Form of Additional Originator Supplement

SUPPLEMENT NO. [●] (this “Supplement”) dated as of [●], 20[●][●] to the Receivables Transfer Agreement dated as of September 29, 2017 (the “Receivables Transfer Agreement”), among BASIC ENERGY SERVICES, L.P., a Delaware limited partnership (“Initial Originator”) and BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Transferee”).
A.    Reference is made to the Credit and Security Agreement dated as of September 29, 2017 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”) among Transferee as the Borrower, Initial Originator as the Servicer, BASIC ENERGY SERVICES, INC. (“Parent”) as the Performance Guarantor, the Lenders party thereto from time to time and UBS AG, STAMFORD BRANCH, as administrative agent and collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

B.    Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Receivables Transfer Agreement.

C.    Section 9.12 of the Receivables Transfer Agreement provides that additional Wholly Owned Subsidiaries of Parent may become Originators under the Receivables Transfer Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Originator”) is executing this Supplement in accordance with the requirements of the Receivables Transfer Agreement and the Credit Agreement to become an Originator.

Accordingly, the Administrative Agent and the New Originator agree as follows:

SECTION 1. In accordance with Section 9.12 of the Receivables Transfer Agreement, the New Originator by its signature below becomes an Originator under the Receivables Transfer Agreement with the same force and effect as if originally named therein as an Originator and the New Originator hereby (a) agrees to all the terms and provisions of the Receivables Transfer Agreement applicable to it as an Originator thereunder and (b) represents and warrants that the representations and warranties made by it as an Originator thereunder are true and correct on and as of the date hereof. Each reference to an “Originator” in the Receivables Transfer Agreement shall be deemed to include the New Originator. The Receivables Transfer Agreement is hereby incorporated herein by reference.

SECTION 2. The New Originator represents and warrants to the Transferee and the Collateral Agent that all of the conditions set forth in Section 9.12 of the Receivables Transfer Agreement that are required in order for the New Originator to become an Originator have been satisfied.

SECTION 3. The New Originator shall deliver supplements to Exhibits II, III and VI to the Receivables Transfer Agreement concurrently with delivery of this Supplement.

SECTION 4. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by

Receivables Transfer Agreement

facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 5. Except as expressly supplemented hereby, the Receivables Transfer Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

Receivables Transfer Agreement

IN WITNESS WHEREOF, the New Originator and the Transferee have duly executed this Supplement to the Receivables Transfer Agreement as of the day and year first above written.

[NAME OF NEW ORIGINATOR]
by

Name:
Title:

BASIC ENERGY RECEIVABLES, LLC
by

Name:
Title:

[Signature Page to Receivables Transfer Supplement]

Consented to by:

UBS AG, STAMFORD BRANCH, as Collateral Agent,
by

Name:
Title:
by

Name:
Title:

[Signature Page to Receivables Transfer Supplement]

Exhibit II

Jurisdiction of Organization; Organizational Identification Number; Principal Place of Business; Other Places of Business; Federal Employer Identification Number; Other Names; Other Security Interests Granted

Originator	Jurisdiction & Type of Organization	Organizational ID #	Federal Tax ID # (FEIN)	Chief Executive Office, Sole Place of Business, or Principal Residence
Basic Energy Services, L.P.	Delaware limited partnership	2307778	75-2441819	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Exhibit III

Information Regarding Collection Accounts

Exhibit IV

Credit and Collection Policy

BASIC ENERGY SERVICES
CYCLE TITLE PAGE
CYCLE – DECENTRALIZED REVENUE

<u>Process</u>

Overview
Work Tickets – Well Servicing
Work Tickets – Fluid Services
Work Tickets – Fluid Services live on FieldFX
Work Tickets – Construction
Work Tickets – PSD
Work Tickets – Contract Drilling
Invoicing – All, Excluding RAFT and Taylor
Cash Receipts in Field - All
Invoice Credits – All, Excluding Contract Drilling and Taylor
Invoice Credits – Contract Drilling
Month End Close – All, Excluding RAFT and Taylor

Overview - RAFT
Delivery Tickets
Invoicing
Month End Close
Rental Tool Purchasing
Rental Tool Returns

Overview – Taylor Industries
Sales Orders
Rig Sales & Production
Invoicing
Invoice Credits

<u>Flowchart Symbols</u>

Process
Decision
Report or Document
Manual Input
Database
Double Report
On Page Reference
Start or Finish

<u>Control Designations</u>

Key Control
Secondary Control

<u>Reference Designations</u>

K X
S X
N-X

To RCM To Narrative

Revenue Cycle (Decentralized) – SAP System Overview

Start

New Customer Credit
LOB: All

All jobs in every Line of Business (LOB) are initiated with a customer contacting the respective Yard. Granting of credit is then initiated through the process of a "Credit Application". Services are then provided to the extent of credit. If new credit or extension of credit is denied, then requirement of prepayment would be requested. If a customer's credit is declined by the Credit and Collections Department, the Regional VP can approve a customer credit limit up to his credit limit. The Regional VP emails the Credit and Collections Department with approval and a copy of the email is kept in the customer file for future reference. If the approved sales by the Regional VP are not collected within sixty days, sales are treated as "unapproved" and may be charged against the region's bad debt expense. See Centralized Revenue Cycle process.

Work Ticket
LOB: All, Excluding RAFT and Taylor

Work tickets (WTs) are used to detail the job services provided, hours, equipment used, along with other pertinent detail necessary information. All WTs, including pricing, are approved by a Manager or Supervisor. Beginning in 2015, a WT recap can be approved in lieu of all WTs in Fluid Services.

FieldFX (e-Ticketing) – Work tickets are dispatched by dispatchers to drivers. Drivers fills in information and completes the field ticket on mobile tablets. These tickets are reviewed by the dispatcher, staff assistant and supervisor and then moved to SAP when it's ready for customer approval.

Reconciliation
LOB: All, Excluding Barge Drilling, RAFT and Taylor

The Staff Assistant (SA) / Administrative Supervisor (AS) reconciles all WTs to the respective LOB report of job activity. Subsequently, WTs are entered in Web Dyn Pro for posting by the SA / AS.

Invoicing
LOB: All, Excluding Taylor

SA / AS reviews all WTs for customer signature and begins the process of invoicing by executing "Creating Billing Document" in SAP. WTs are grouped by customer into one invoice. SA / AS completes all invoices and posting procedures in SAP and then mails invoices within 10 days of a jobs completion and files copies.

Invoice Credits
LOB: All, Excluding Taylor

Customer contacts Yard concerning credit due for various reasons. Supervisor reviews services provided and pricing, then communicates to Yard Manager who approves a pre-invoice credit if necessary. A credit for Contract Drilling is received by the VP who approves. Reasons and modifications on original WT are noted. For post-invoice credits, after Yard Manager approves, the SA / AS enters credit memo request in SAP. A credit memo authorization is prepared and sent to the Region for review, then sent to Corporate A/R for posting of credit.

End-of-Month Close
LOB: All Excluding RAFT and Taylor

SA / AS runs various month-end reports and reviews for open unbilled WTs to perform end-of-month process. Open jobs are analyzed for required action on any open WTs and unbilled work-in-progress, including revenue accrual purposes.

Finish

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Well Servicing LOC: Yards / Regions

Event
Rig Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Prepares a "Daily Report of Rig Operations" noting WT and other pertinent job information.
N-2
Reconciles WTs received with the "Daily Report of Rig Operations" to ensure all WTs are turned in for processing.
Collects WTs and prices them according to the services performed.
N-5
All WTs accounted for?
No
Contacts Rig Operator for missing WTs.
Approves in writing all WTs, including pricing.
Rev K1
N-10
Yes
See Centralized Controls
Receives all WTs and the "Daily Report of Rig Operations" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Reviews WTs for account coding, and proper job code.
Rev S1
Yes
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
No
3rd Party Charges?
N-3
Customer within credit limit?
Posts WTs within three business days of WT date.
N-9
SAP
Yes
No

Revenue Cycle (Decentralized) – SAP System
Work Tickets

LOB: Fluid Services

LOC: Yards / Regions

Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Enters the jobs on the "Dispatchers Log" noting the WT number and other pertinent job information.
N-2
Collects DDTSs from drivers daily, ensures all WTs are included by comparing them to the "Dispatchers Log", then signs the log evidencing agreement of the documents.
Uses SAP generated Daily Recap of WTs for approval?
No
Yes
Prices the WTs according to the services performed.
N-5
Files one copy of DDTS for DOT purposes and gives the other copy along with the WT to SA.
Approves in writing all WTs, including pricing.
Rev K1
Reconciles all WTs received to the "Dispatchers Log" and DDTSs to ensure all WTs are accounted for.
Rev K2
N-4
All WTs accounted for?
No
Contacts Dispatcher for missing WTs.
Yes
Reviews WTs for account coding and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
Pricing book in SAP?
Yes
No
Staff assistant manually enters pricing.
SAP
SAP (Populates Pricing)
Daily Recap of WTs is generated using TCode ZVA05N.
Customer within credit limit?
No
Yes
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
All WTs already approved in writing, including pricing?
Yes
No
Supervisor reviews and approves daily WT recap - REV K1
Rev K1
Work tickets posted in SAP.

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Fluid Services (PBU yards live on FieldFX) LOC: Yards / Regions

Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Creates a work order with relevant information. The work order will show up on the dispatch and schedule board
N-2
Assigns driver and truck to open jobs, based on availability and proximity. Creates a ticket and dispatches to driver
Is ticket completed from Driver?
Yes
No
Checks prices, labor time, well information and transitions ticket to 'Staff Review'
N-5
Supervisor to follow up on job with Driver
Approves in FieldFX all WTs, including pricing.
Rev K1
Supervisor reviews and approves daily WT recap
Rev K1
Work tickets posted in SAP.
Yes
No
Reviews WTs for account coding and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Checks pricing and other key fields
N-9
Was Pricing Correct?
No
Yes
Correct Pricing on line items
Check Pricebook in FIeldFX and update price books
Customer within credit limit?
Yes
No
SA transitions WT in FieldFX to 'Supervisor Review'
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
Daily Recap of WTs is generated in FieldFX to ensure all WTs are moved to the correct status (Waiting on Customer Approval)
Rev K2
N-4
All WTs accounted for?
No
Yes
Contacts Dispatcher for missing WTs.
All WTs already approved

BASIC ENERGY SERVICES
Revenue Cycle (Decentralized) – SAP System
Work Tickets
LOB: FS - Construction
LOC: Yards / Regions
Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Prepares a "Daily Employee Report" showing what equipment and which employees worked for that day.
N-2
Collects WTs from the field daily and prices them according to the services performed.
N-5
Approves in writing all WTs, including pricing.
Rev K1
N-10
Receives all WTs and the "Daily Employee Report" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
All WTs accounted for?
No
Contacts Supervisor for missing WTs.
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
No
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Customer within credit limit?
No
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
Yes
Posts WTs within three business days of WT date.
N-9
SAP
Work tickets posted in SAP.

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: PSD LOC: Yards / Region

Event
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Yard Manager / Area Manager
Prepares a "Daily Revenue Report" noting pertinent job information.
N-2
Collects WTs from the field daily and reviews pricing.
N-5
Contacts Supervisor for missing WTs.
Area Manager/ Supervisor
Approves in writing all WTs, including pricing.
Rev K1
N-10
See Centralized Controls
Staff Assistant
Receives all WTs and the "Daily Revenue Report" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
No
All WTs accounted for?
Yes
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
No
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
3rd Party Charges?
N-3
Customer within credit limit?
Posts WTs within three business days of WT date.
N-9
SAP
No
Yes

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Contract Drilling LOC: Yards / Division

Event
Region VP
Operating Personnel
Staff Assistant / Administrative Supervisor
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Prepares IADC Drilling Contract which is signed by customer prior to beginning job. IADC Contract includes terms and prices for the job.
N-5
Driller logs into 3rd party provider (Pason System) and enters work performed during the day.
Tool Pusher approves a "Daily Drilling Report" (WT) in Pason System and transmits it to data hub electronically from location.
Drilling Superintendent receives the status of daily work from Tool Pushers and prepares "Morning Report" detailing the job services provided, hours, and equipment used.
N-2
See Centralized Controls
Logs in to Pason System and prints out all WTs.
Reconciles all WTs to "Morning Report" received from Drilling Superintendents to ensure all WTs are accounted for.
Rev K2
N-4
Contacts Tool Pushers for missing WTs.
All WTs accounted for?
No
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up (none for CD), and issues PO.
Rev S2
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Customer within credit limit?
No
Yes
Notifies Division Controller and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
Posts WTs within three business days of WT date.
N-9
SAP

Revenue Cycle (Decentralized) – SAP System

Invoicing LOB: All, Excluding RAFT, Taylor LOC: Yards / Regions

Event
Staff Assistant / Administrative Supervisor
Supervisor / Area Mgr / Division VP
Customers need to be invoiced.
N-11
Reviews all WTs for customer signature.
Rev S18
Returns WT to Supervisor to obtain customer signature.
WTs signed by customer?
No
Customer has requested not to sign WTs.
No
Does LOB service require customer signature?
Yes
Yes
No
Yes
Does LOB require a pro forma invoice?
No
Yes
Executes billing due list and creates pro forma invoice (VF04).
Reviews pro forma invoice to hard copy of WTs.
Difference between Invoice and WT?
No
Processes "Creating Billing Documents" to create and post invoice (VF01 and VF03).
Prints invoice and matches signed WT copies and other pertinent documentation.
Corrects any WTs entered in error in Web Dyn Pro.
Approves any corrections on WT.
Yes
Rev K1 for CD
Approves in writing all invoices.
Rev K4
N-9
Mails invoice with WT copies within 10 business days of completion of job and obtaining customer signature (if required)
Field invoicing completed in SAP.

Revenue Cycle (Decentralized) – SAP System
Cash Receipts in Field LOB: All

Event
Yard/Region Staff Assistant / Administrative Supervisor
Customer mails payment
Payments are for invoices?
Yes
No
Redirects customer payments received at the yard to the lockbox .
Rev S4
See Centralized Lockbox Cash Receipts
Codes miscellaneous payments for proper posting and sends to Corporate Collections Dept.
Rev S4
See Centralized Cash Receipts By Mail

Revenue Cycle (Decentralized) – SAP System

Invoice Credits LOB: All, Excluding Contract Drilling and Taylor LOC: Yards / Regions

Event
Supervisor
Staff Assistant
Yard Manager / Area Manager / Store Manager
Regional Controller
Corporate A/R
Customer contacts yard concerning credit.
Reviews WT for services performed and pricing.
Has WT been invoiced?
Yes
No
Approves pre-invoice credit?
Yes
No
Approves modified WT and notes reason for modifications on original WT.
Rev S5
No credit is given and customer is notified.
No
Approves post-invoice credit?
Yes
Creates credit memo request in SAP.
SAP
Completes "Credit Memo Authorization Form" and gives to Yard Manager for approval.
Approves "Credit Memo Authorization Form" and forwards to Region for additional approval as required by policy.
Rev K5
Verifies appropriate approval based on credit net effect, and forwards to Corporate A/R to be posted in SAP.
Reviews credit memo and posts in SAP.
N-7
SAP
Notifies region when credit is posted.
Gives WT to SA for processing.
Locates WT in SAP and adjusts WT data according to notes made to WT copy.
Prints revised invoice and mails to customer.
Credit is given to customer in SAP.
Mails Credit Memo to customer

Revenue Cycle (Decentralized) – SAP System
Invoice Credits LOB: Contract Drilling LOC: Division

BASIC ENERGY SERVICES
Event
Region VP
Administrative Supervisor
Corporate A/R
Customer contacts Division VP concerning credit.
Reviews the credit request.
Approves the credit request?
No
No credit is given and notifies customer.
Yes
Approves "Credit Memo Authorization Form" and forwards to Corporate for additional approval as required by policy.
Rev K5
N-7
Has WT been invoiced?
No
Applies the credit to invoice .
See Invoice Credits (Decentralized)
Yes
Creates credit memo in SAP.
SAP
Completes "Credit Memo Authorization Form" and gives it to Division VP for approval.
Forwards a copy of "Credit Memo Authorization Form" and supporting documents to Corporate A/R.
Posts the credit memo in SAP.
SAP
Notifies region when credit is posted
Mails credit memo to customer
Credit is given to customer in SAP.

Revenue Cycle (Decentralized) – SAP System
Month End Close LOB: All, Excluding RAFT and Taylor

Event
Staff Assistant / Administrative Supervisor
Yard Manager / Division VP
Review unbilled WTs to close month
At the end of the month, runs "Unbilled WIP Report" in Business Objects, or reviews manual offline billing log.
N-8
Business Object
Reviews for open, unbilled WTs.
Is open WT an ongoing job?
Yes
No
Inquires with Yard Manager (or Division VP for CD) whether or not to invoice WT.
Approves WT for invoicing?
No
WT is left open until job is completed.
Yes
Is WT waiting on customer signature?
No
Yes
Has Supervisor obtain customer signature on WT and return it to SA / AS for invoicing.
Prepares invoice.
SAP
Re-runs month-end "Unbilled WIP Report."
Review month-end "Unbilled WIP Report" for any required action on open WTs.
Rev S6
Files copy of month-end "Unbilled WIP Report" along with notes if needed for future reference.
Month – end complete

Revenue Cycle (Decentralized) – SAP System Overview

LOB: Rental and Fishing Tool Service

Start

Delivery Ticket

Operators prepare a "Daily Report" form and a "Tool Record Sheet" recording tools used and estimated charges daily. All delivery tickets, including pricing, are reviewed and approved by Store Manager or Assistant Store Manager. This is done either with a release of the billing block or by manual review of the weekly "Invoice Register".

Invoicing

SA verifies total charges and reviews the G/L distribution for correct account codes, sales tax, and make necessary corrections.

Customer Credits (See Decentralized Revenue K5)

Store Manager approves issuance of a credit and Store SA prepares a "Credit Memo Authorization Form." A "Credit Memo Authorization Form" is sent to corporate for review and posting of credit.

End-of-Month Close

Division Controller reviews open jobs at the end of each month and ensures all unbilled revenues will be accrued in the proper period.

Rental Tool Tracking

Division Office Manager codes rental tool purchase invoices to a fixed asset account in SAP. Rental tools are capitalized as fixed assets in SAP. All rental and fishing tools are retired in SAP at the Yard or Division level. The Yard retires tools through sales, and the Division Equipment Manager retires tools that need to be scrapped through an invoicing process.

Finish

Revenue Cycle (Decentralized) – SAP System
Delivery Ticket LOB: Rental and Fishing Tool Service

Event
Operator
Staff Assistant / Assistant Manager
District Manager / Store Manager / Area Manager
New rental and fishing tools are required by customer.
Prepares a "Daily Report" form and a "Tool Record Sheet" recording tools used and estimated charges daily.
N-15
Logs into the portal and creates a delivery ticket.
WebDynPro
(SA, Assistant Manager, or Shop Foreman) updates original entries in SAP with data from "Operator's Daily Report" and "Tool Record Sheet" and adds any additional charges.
When job is complete, returns tools to the Yard in SAP.
SAP
Prints a final delivery ticket in WebDynPro.
When appropriate or required, obtains customer signature.
RAFT Rev S1
Does yard have a billing block?
Yes
No
(or Asst. Manager) Removes billing block in SAP on individual tickets so it can be invoiced.
RAFT Rev K2
N-17
SAP
Reviews all charges and approves the weekly "Invoice Register" / "Sales Report".
RAFT Rev K1
N-17
Delivery tickets recorded in SAP.

Revenue Cycle (Decentralized) – SAP System
Invoicing
LOB: Rental and Fishing Tool Services
Event
Staff Assistant
Customers need to be invoiced
Processes "Creating Billing Documents" to create and post invoice (VF01 and VF03).
SAP
Verifies total charges and reviews the G/L distribution for correct account codes, sales tax and makes necessary corrections
RAFT Rev S2
N-16
Prints two copies of invoice, one for the file and one for the customer.
Mails copy of invoice and ticket to the customer or uses the EDI process for billing.
Customers invoiced

Revenue Cycle (Decentralized) – SAP System
Month End Close   LOB: Rental and Fishing Tool Services

Event
Division Accounting
Month - end
Revenue is accrued in SAP.
Reviews open jobs at the end of each month to accrue unbilled revenue.
Prepares backing documentation to record accrued revenue and forwards to Corporate.
See Centralized A/R Revenue Accrual

Revenue Cycle (Decentralized) – SAP System
Rental Tools Purchasing LOB: Rental and Fishing Tool Services

Event
Division
Division Office Manager
Revenue producing rental tools are purchased
Assigns a "material number" and a "material group" to all revenue producing rental tools to track them in SAP.
N-19
Rental tool listing is maintained in SAP
See Revenue Cycle
Codes rental tool purchase invoices to asset account in SAP.
N-20
Capitalizes rental tools as fixed assets in SAP.
N-21
SAP
Revenue rental tools are tracked in SAP.

Revenue Cycle (Decentralized) – SAP System
Rental Tools Returns LOB: Rental and Fishing Tool Services

Event
Yard
Outside Vendor
Division Equipment Manager
Division Controller / Division VP
Rental tools are returned from job.
At the end of job, operator physically returns tools to store.
Inspects rental tools to determine if the tools are damaged or otherwise unusable.
N-18
Will sell tools to customer or scrap tools?
No
Returns tools to inventory.
Sell
Charges tools to the customer in the invoice to retire the tools in SAP.
Scrap
Prepares "Authority for Retirement" form and forwards it to Division Controller / VP for approval.
Reviews and approves "Authority for Retirement" form.
Retires tools in SAP using invoicing process upon approval of "Authority for Retirement" form by Division Controller or VP.
N-22
SAP
Rental tools are retired in SAP.

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System Overview

LOB: Taylor Industries

Start

New Customer Credit

All jobs in every Line of Business (LOB) are initiated with a customer contacting the respective location. Granting of credit is then initiated through the process of a "Credit Application". Services are then provided to the extent of credit. If new credit or extension of credit is denied, then requirement of prepayment would be requested. See Centralized Revenue Cycle process.

Sales Order

Sales orders (SOs) are used to detail the job specifics including hours, parts used, service provided, work performed, and other pertinent information.

Invoicing

Accounting prints customer invoices from Visual. Invoices are reviewed and approved by Service Advisors. Once approved, invoices are returned to Accounting to be copied and mailed to customers. Cost Accountant enters weekly batches for upload into SAP. Accounting exports invoice information from Visual which converts Visual G/L information to appropriate SAP G/L information for upload. Cost Accountant matches visual export to weekly batch of invoices. Invoices are uploaded as two batches, one for Basic Energy Services, and one for all other customer invoices. Basic invoices are uploaded into SAP using T-Code ZFI1. Other customer invoices are uploaded using T-Code FV70.

Invoice Credits

Customers contact service concerning credit due for various reasons. Service Advisors review services provided and pricing, then approve credit if necessary. Return Material Authorization number (RMA) is created in Visual. When part is received through shipping and receiving the part is inspected to ensure that the part received is correct in type, condition, and quantity. If the credit is for services provided rather than parts, then services are "received" in the system. Once the part or service receipt is confirmed, Visual will generate a customer invoice with applied credits. Credit invoice is reviewed and approved by Service Advisors during invoice reviews.

Finish

Revenue Cycle (Decentralized) – Visual System
Sales Orders LOB: Taylor Industries – Parts & Service

Event
Accounting
Service Advisors
Production Control Supv.
Receivers / Material Handlers
Buyers
Service Tech
Customer calls in for parts or service.
N-1
See Invoicing – Taylor Parts & Service
Accounting runs the "Customer Order Backlog Report" monthly, to ensure all orders are being invoiced.
Rev K3
N-14
Enters the part/service information and necessary customer information in Visual.
3rd Party Charges?
No
Yes
Visual
Order ID Number and customer information is sent to shipping and receiving department via email to notify warehouse to fulfill order.
Batch invoices weekly.
Purchase request is made for vendor services.
A/P invoice information is entered into Visual with appropriate markup on billable 3rd party work.
Assembly/Plant work required?
Dispatch Service Tech to job.
Enters billable time in Visual to capture revenue from service.
Reconciles work tickets against submitted timesheets to ensure billable time is accurate.
Matches PO with A/P invoice and receiver.
Approves and Issues Work Order.
Requires Service Tech?
Initiates ship ticket to authorize shipment to customer daily.
PO is issued for 3rd party expense.
Service Tech acquires Customer signature on Work Ticket and remits to Plant.
Service Tech completes and submits timesheet to record billable hours.

Revenue Cycle (Decentralized) – Visual System
Rig Sales & Production LOB: Taylor Industries

BASIC ENERGY SERVICES
Event
VP, Taylor Operations
Sales & Marketing Coordinator
Operations Mgr. / Prod. Control Supv.
Controller
Customer orders a rig
N-1
Secures purchase agreement with customer.
Quote, Contract, and Warranty Statement are developed.
Rev K9
Reviews and approves Contract.
Rev K9
Customer agrees to Contract?
No
No sale is made.
Yes
Build Sheet is developed for production.
Rev K18
Progress payment invoicing initiated.
First payment received via wire to Capital One account
Build sheet is reviewed and approved.
Rev K18
Work Orders issued to begin production of rig.
"Job Log" used to track progress payment invoicing in excel.
Rev S3
Final payment is received from customer via wire
Work Orders are received against production within Visual prompting invoice creation.
Invoice used to record revenue and approved by controller.
See invoicing - Taylor
Rig production complete

Revenue Cycle (Decentralized) – SAP System
Invoicing LOB: Taylor Industries

Event
Service Advisors
Accounting
Cost Accountant
Corporate Treasury Mgr.
Sales Orders – Parts & Service
Customers need to be invoiced.
Rig Sales - Taylor
Invoice posted in SAP
Reviews invoice for accuracy.
Rev K4
Approves in writing all invoices.
Rev K4
See Invoice Credits - Taylor
Prints Invoices from Visual and sends invoice for approval.
Invoices are copied and kept in weekly batches.
SA Mails to Customer.
Missing invoice is researched to determine if it was deleted or missing from batch.
No
Reconciles all invoices received to the Visual export to ensure all invoices are accounted for.
Rev K19
N-12
All invoices accounted for?
Yes
Visual export is formatted and input (parked) into SAP.
N-13
Reviews support documentation to ensure parked entries are accurate.
Posts invoice in SAP.
SAP

Revenue Cycle (Decentralized) – Visual System
Invoice Credits LOB: Taylor Industries

Event
Service Manager / Plant Controller
Service Advisors
Material Handlers / Warehouse
Customer contacts plant concerning credit.
Reviews Sales Order for parts ordered or services performed and pricing.
Have parts been returned?
No
No credit is given and customer is notified.
Yes
MH notifies SA of return.
Returned parts are reviewed to ensure correct items and quantities are received.
Rev S16
Issues Return Material Authorization (RMA).
Warehouse will approve the RMA which will return the parts to inventory in Visual and will create the Sales Order.
Visual does not generate credit until parts are confirmed.
Rev S17
Invoice is generated.
Invoice is reviewed and approved.
Rev K5
Invoice posted in SAP.

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-1: New Customer Credit
LOB: All
Credit Authorization -
The Corporate Credit Department receives the faxed documentation signed by the Yard Supervisor, which includes the Credit Application and Customer Authorization forms. The Corporate Credit Assistant logs onto the Credit Interchange Region (CID) website and pulls a credit report for prospective customer and further contacts references listed on the faxed documentation. A Customer Contact Log is used to document progress of the credit process. Upon completion of all required documentation, it is then forwarded to the Corporate Credit Analyst who reviews and makes the credit decision. If total amount of credit is not approved, the customer may be granted a credit status of “pre-payment only” or “credit hold”. The SAP system restricts these customers to the parameters. Credit Authorization and controls around the credit and collections process are more fully documented at the Centralized Revenue Cycle Process.

If a customer’s credit is declined by the Credit and Collections Department, the Regional VP can approve a customer credit limit up to his credit limit. The Regional VP emails the Credit and Collections Department with approval and a copy of the email is kept in the customer file for future reference.

If the approved sales by the Regional VP are not collected within sixty days, sales are treated as “unapproved” and may be charged against the region’s bad debt expense.

N-2: Work Tickets
LOB: Well Servicing
Daily Report of Rig Operations -
The Rig Supervisor or Tool-Pusher prepares a “Daily Report of Rig Operations”. The report is prepared and continuously updated as the Rig Supervisor is dispatched to the various job locations. The report includes documentation of hours per job, rig used, and Work Ticket (WT) numbers. The Staff Assistant (SA) agrees the WTs to the “Daily Report of Rig Operations”. In certain yards, the “Daily Report of Rig Operations” is prepared by the Tool-Pusher, who is regarded as the same operational position as the Rig Supervisor.

LOB: Fluid Services
Dispatchers Log -
As jobs are received from customers, a “Dispatcher’s Log” is maintained in the field office that documents employee locations, dispatched times, arrival times, number of hours at job location, and WT numbers. The SA reconciles WTs to the “Dispatcher’s Log” and Daily Drivers’ Time Sheets (DDTS).
FieldFX (E-Ticketing) – ‘Dispatch and Schedule’ module in FieldFX monitors and keeps a log of driver time based on the work orders assigned. It keeps track of scheduled/planned vs actual start and stop times.

1

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

In the event that a Dispatcher is not available, a Staff Assistant has the authority within FieldFX to create a work order, assign drivers and trucks to open jobs, create a ticket, and dispatch a driver.

LOB: Pumping Services Division

Daily Revenue Report -

Yard Manager or Area Manager prepares a "Daily Revenue Report" documenting job locations, hours, and WT numbers. The report is used for scheduling purposes and for daily reconciliation to WTs. The SA performs the daily reconciliation of WTs.

LOB: Construction Services

Daily Employee Report -

A "Daily Employee Report" is maintained at Construction Services yards that details employees, job site locations, equipment, staffing, and details of daily work performed. This report also serves as a way of accounting for completeness of WTs. The SA performs the daily reconciliation of WTs.

LOB: Contract Drilling

Daily Morning Report -

The Drilling Superintendents receive the status of daily work from the Tool Pushers and prepare the "Morning Report" detailing the job services provided, hours, and equipment used. This report also serves as a way of accounting for completeness of WTs. The Administrative Supervisor (AS) or SA performs the daily reconciliation of WTs.

N-3: Work Tickets

LOB: All

Third-Party Charges -

On occasion, certain jobs require contract services to be performed by third parties. These contract services are billed by Basic Energy on the Work Ticket (WT) as Third-Party Charges. This is performed for all lines of business as required in order to bill out outside services.

LOB: Contract Drilling

Third-Party Charges -

The AS processed the PO to SAP, coding Third-Party Charges to the appropriate account. The AS also bills the operator for the Third-Party Charges, at the PO amount (does not mark up).

N-4: Work Tickets & Invoicing

LOB: All, Excluding Taylor

Work Ticket Reconciliation -

At most yards, Work Tickets (WTs) are not accounted for in numerical sequential order for logistical reasons. Rather, WTs are reconciled by the AS or SA to proper

2

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

respective reports (Noted @ N-2) as a control over the accounting for WTs in each respective line of business.

The PBU has piloted the use of Mix Telematics DOT logs in its Big Spring, TX yard #1205 in place of the DDTS. The three way reconciliation is being performed using this Mix Telematics log.

N-5: Work Tickets
LOB: All, Excluding Contract Drilling and Taylor
Work Ticket Pricing -
Pricing methods can vary by Line of Business (LOB) within each Region. Each Region creates its own documented Price List. Prices are manually keyed into the SAP Work Ticket entry program by the yard SA based on the prices assigned to the paper Work Tickets after they have been approved by the Yard Supervisors or an appropriate person (someone that does not complete or price the WT). Regional Controllers notify Yards of Price List changes due to market conditions, etc.
FieldFX Tickets- Price books are maintained in FieldFX. Price books are reviewed by the Yard/Region and they are responsible to keep it current. Pricing changes can be done by the Staff assistant at the yard, however a ticket cannot be created without either a general Yard price book or a customer/yard specific price book.

LOB: Contract Drilling
Work Ticket Pricing -
Contract Drilling uses the prices agreed by contract with the operator for billing.

N-6: Work Tickets
LOB: All
Credit Monitoring -
For existing customers that have exceeded their credit limit for a job, the Yard SA or AS ensures the customers complete a new Credit Application form, and the same process is followed to increase credit limits to a sufficient level as described in N-1. SAP does not restrict new charges being posted to a customer's account, but alerts if charges are in excess of the credit limit. Yards monitor accounts receivable aging and recommend collection to Corporate after all efforts to collect have been exhausted by the Yard / Division.

N-7: Invoice Credits
LOB: All, Excluding Contract Drilling and Taylor
Invoice Credits -
Credit memos can be issued to credit customer accounts for previously billed and invoiced work if the Yard Manager or Area Manager agrees an invoice dispute is correct and files a signed "Credit Memo Authorization" form. The "Credit Memo Authorization" form is sent to the Region for review. The "Credit Memo Authorization" form, original invoice, and work tickets are faxed to the Corporate

3

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

AR Analyst. All credit memos with a net effect of less than $2,500 must be approved and signed by the Yard or Area Manager. Credit memos with a net effect of $2,500 to $25,000 must be approved and signed by the Regional Manager / Regional VP. Credit memos with a net effect of $25,000 to $50,000 must be approved and signed by the Senior Vice President, Vice President of Operations, or the CFO. Credit memos with a net effect of $50,000 or more must be approved and signed by the CEO.

LOB: Contract Drilling
Invoice Credits -
Credit memos can be issued to credit customer accounts for previously billed and invoiced work if the Division VP agrees an invoice dispute is correct and files a signed "Credit Memo Authorization" form. The "Credit Memo Authorization" form, original invoice, and Pason reports are faxed to the Corporate AR Analyst. All credit memos with a net effect of less than $2,500 must be approved and signed by the Division VP. Credit memos with a net effect of $2,500 to $25,000 must be approved and signed by the Division VP. Credit memos with a net effect of $25,000 to $50,000 must be approved and signed by the Senior Vice President, Vice President of Operations, or the CFO. Credit memos with a net effect of $50,000 or more must be approved and signed by the CEO.

N-8 End-of-Month Close
LOB: All, Excluding Contract Drilling and Taylor Industries
Unbilled WIP Report -
SAP generates a report that lists the status of all WTs at the end of the month. The report lists job number, ticket and postdate, as well as the job and invoice status. The Yard's SA and appropriate personnel review the duration of the job and the reason WTs are open or awaiting customer signature. After evaluation and analysis of all Unbilled WT's, required action is taken to identify any lost or misplaced WTs or identify any possible outstanding revenue not invoiced. The SA accounts for these open WT's for future billings. Further, the final report is used to accurately estimate the accrued revenue amount at the end of each month.

LOB: Contract Drilling
Unbilled WIP Report –
Contract Drilling does not use the SAP report for unbilled WIP in the initial review of unbilled tickets. CD uses a manual offline billing log to determine open, unbilled WTs. The AS and appropriate personnel review the duration of the job and the reason WTs are open or awaiting customer signature. After evaluation and analysis of all Unbilled WTs, required action is then taken to identify any lost or misplaced WTs or identify any possible outstanding revenue not invoiced. The AS accounts for these open WTs for future billings. Further, the final report is used to accurately estimate the accrued revenue amount at end of each month.

4

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-9 Work Tickets / Invoicing
LOB: All, Excluding Taylor
SA/AS posting of WTs -
The SA or AS enters and posts Work Tickets (WTs) within three days of the date of the WTs. The SA will then print the invoice and he/she is to review the invoice to ensure that all necessary work tickets are included in the invoice. All information provided on the invoice about the work ticket(s) should agree with the work ticket(s). This would include pricing, lease/well info, customer detail, dates services were provided, quantities, etc.

The review and approval of invoices at **K4** (Revenue Cycle-Invoicing) are by a person other than the SA/AS. This review serves as a check on the accuracy of the WT posting, as well as the approval for the process of entering and posting of WTs on all lines of business. Evidence of approval of the changes from the pro forma to the final invoice is sufficient for the control.

FieldFX (e-Ticketing) – the Tickets are entered on the same day in FieldFX by the drivers. The tickets will be visible in SAP once Super visor approves and moves it to 'Waiting on Customer Approval' status. Work ticket numbers are assigned by the system and are sequential. They do not have the yard number as a prefix. Pro forma creation and Invoicing in SAP remain the same process- no change.

LOB: Contract Drilling
SA/AS pricing of WTs -
The AS prices the WT based on the rates in the IADC contract signed by the operator prior to the job being started. The Division VP approves all invoices, giving approval to the underlying WTs, including pricing.

N-10 Work Tickets
LOB: All, Excluding Contract Drilling and Taylor Industries
Work ticket approval -
When an Area Manager or Yard Manager is the person approving customer invoices, his approval will serve as approval of the underlying work tickets. This means the work tickets do not have to be approved separately by another person. This applies only to Area and Yard Managers.

N-11 Invoicing
LOB: Contract Drilling
Work ticket reference -
For Contract Drilling, the reference to Work Tickets in the flowchart relates to the Pason reports and summaries.

5

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-12 Invoicing
LOB: Taylor
Invoice Reconciliation
Accounting exports weekly invoice information from Visual to match Visual G/L information to SAP G/L information. Cost Accountant ensure all invoices are accounted prior to uploading data into SAP.

N-13 Invoicing
LOB: Taylor
Weekly Invoice Batch
Once reconciled against the Visual report the invoices are entered in SAP through an upload using T-code ZF11 for BES and FV70 for other customers.

N-14 Sales Orders
LOB: Taylor
Sales Order Entry and Monitoring
All Sales orders are entered into the Visual system. The system creates a report to show all the Open Sales Orders. Once a month, Accounting runs the "Customer Order Backlog Report", which lists all Open Sales orders which have not been billed. Accounting follows these up with the Service group to ensure these items get billed. Items older than a month are addressed to determine the reason why item is still outstanding and when it is expected to clear.

N-15: Delivery Ticket
LOB: RAFT
A paper Rental Agreement is prepared for all tools leaving the store and includes the serial number, quantity, description, and starting date of the job or rental period. A Rental Agreement is required each time tools are dispatched. Daily dispatched tools are entered on a customer's job record in SAP.

Operators prepare an "Operator Daily Report" indicating the tools used and the estimated daily charges. Each morning the operator calls in the estimated charges for the day. An Excel spreadsheet is maintained by job breaking down revenue by operator, tools, mileage, and 3rd party charges. A job number is assigned by SAP and is used to track all charges on the job.

At the end of the job, the operators turn in all of the daily reports and a "Tool Record Sheet" of the tools used on the job. The customer's job record is updated for the number of days tools were used, number of days the operator was on location, and any additional charges or sale items (charges for tool damage, inspection charges, or tools lost in the well.)

6

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-16: Invoicing
LOB: RAFT
Prior to invoicing, the Staff Assistant at the store level reconciles total charges in SAP with the delivery tickets and other charges and reviews the general ledger distribution for the correct account codes and sales tax.

N-17: Delivery Ticket
LOB: RAFT
If the yard does not have the billing block feature in SAP, the manual control of the District Manager or Store Manager reviewing and signing the weekly "Invoice Register" or "Sales Report" is still used. If the sales report contains an invoice amount equal to or over $75,000, the District Manager is required to sign off on the report. If the invoice report contains an invoice amount equal to or over $125,000, then the Division Manager is required to sign off on the report. This change was effective June 16, 2009. Also, District Managers have to approve any invoice that has a discount equal to or greater than 40%.

If the yard has the billing block feature in SAP, the automated control of the District Manager or Store Manager reviewing the tickets in SAP and removing the billing block is now used. This electronic approval of the delivery tickets in SAP allows the invoice to be created and posted.

In 2016, all Ft. Morgan yards have been combined. Michael Yanish, Division Accountant is currently responsible for removing the billing block at yard 1928 once Dallas Herridge, Assistant Area Manager, has approved all work tickets.

N-18: Rental Tool Returns
LOB: RAFT

Returned rental tools are inspected by an outside party to determine if tools are damaged or otherwise unusable. Tools can also be inspected by others, such as welders asked to re-finish the tools or operators that are returning the tools, to determine if they are damaged beyond use. Damaged tools or tools lost in the well are charged to customers. The District Manager determines whether a tool is to be retired and initiates the "Authority for Retirement" form. On division approval, the rental tool asset is removed from SAP.

Removal of the asset from SAP follows corporate approval and fixed asset retirement process.

N-19: Rental Tools Purchasing
LOB: RAFT
The EAN# in SAP drives the pricing for all revenue-producing rental tools.

7

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-20: Rental Tools Purchasing
LOB: RAFT
Rental tools are either purchased externally or manufactured internally. Both purchasing transactions go through the PO process. This allows the internally-produced tools to have an assigned quantity in the system.

If the tools are made internally, they are issued at $0 on an internal invoice that is recorded on the inter-company account. They are then manually moved from inter-company to Fixed Assets.

N-21: Rental Tools Purchasing
LOB: RAFT
Once a tool is set up in the MM module, SAP automatically triggers the creation of a Fixed Asset.

For internally manufactured tools, the system will set up the tool as a FA, but at $0. The Fixed Asset group assigns a value manually in SAP to these tools based on information from RAFT accounting.

N-22: Rental Tools Returns
LOB: RAFT
Tools under $5000 in book value cannot be retired in Fixed Assets. The Division Equipment Manager creates an invoice to retire the tools, which “sells” the tools for $0.01 to an inter-company account.

8

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Decentralized at Region/Yard
CYCLE - Revenue

Row No.	Control Key	Sec	Line of Business	Process	Significant Risks (What Can Go Wrong?)	Control Activity	Control Frequency	Assertions: Completeness/ Accuracy	Assertions: Existence	Assertions: Valuation	Assertions: Rights/Oblig	Assertions: Disclosure	Type: Preventive	Type: Detective	Type: Fraud	Method: Manual	Method: Automated	Comments/Observations
1	REV K1		All, Excl. CD and Taylor	Work Tickets	What ensures all completed work tickets are priced correctly?	Area Manager/Supervisor approves in writing all WTs, including pricing. **PBU (Live on FieldFX)**: Area Manager/Supervisor approves in FieldFX all WTs, including pricing.	Multiple Times a Day	X					X			X		The position approving the work ticket will vary by yard, but the tickets are to be approved in all cases by someone other than the preparer. **2017 Update**: Added FieldFX process
2	REV K1		Contract Drilling	Work Tickets / Invoicing	What ensures all completed work tickets are priced correctly?	Division VP approves in writing all invoices, giving approval of the underlying WTs, including pricing.	Multiple Times a Day	X					X			X		
3		REV S1	All, Excl. Taylor	Work Tickets	What ensures all account coding, revenue distribution and sales tax liabilities are accurate?	SA reviews work tickets for account coding and proper job code.	Daily				X	X		X		X		
4		REV S2	All, Excl. Taylor	Work Tickets	What ensures all third party charges have been identified and rebilled the customer with a mark-up?	SA identifies all charges and ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.	Daily	X					X			X		
5	REV K2		All, Excl. Taylor	Work Tickets	What ensures all work tickets issued are returned and that all revenue has been reported?	SA (or AS in CD) receives all WTs and the "Daily Report of Rig Operations" (WS)/"Dispatch Log" (FS)/"Daily Emplooyee Report"(Construction)/"Daily Revenue Report"(PSD)/"Morning Report"(CD) and reconciles the two to ensure all WTs are accounted for.	Daily	X	X					X		X		
6	RAFT REV K1		Rental Tool (no billing block)	Delivery Ticket	What ensures all customers are billed for the job performed?	**Yards with no billing block**: District Manager or Store Manager reviews all charges and approves the weekly "Invoice Register"/"Sales Report."	Weekly	X					X			X		
7		RAFT REV S1	Rental Tool	Delivery Ticket	What ensures customer's signature is obtain when appropriate or required?	When appropriate or required a customer signature is obtained.	Multiple Times a Day	X						X	X	X		
8	RAFT REV K2		Rental Tool (with billing block)	Delivery Ticket	What ensures all customers are billed for the job performed?	**Yards with billing block**: Manager (or Asst. Manager) removes billing block in SAP on individual ticket so that it can be invoiced.	Multiple Times a Day	X					X				X	
9	REV K3		Taylor: Parts & Service	Sales Orders	What ensures all parts and/or services are invoiced?	Accounting runs the "Customer Order Backlog Report" monthly, to ensure all orders are being invoiced.	Monthly	X	X					X		X		
10	REV K20		Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures the terms of the sale are accurate, clearly stated, and justified from a business/financial standpoint?	Sales & Marketing Coordinator develops quote, contract, and warranty statement. The VP of Operations (Taylor) reviews and approves the contract for accuracy, completeness, and justified business purpose to manufacture.	As needed / Transactional	X	X				X			X		**2016 Update**: Renumbered from REV K9 to REV K20. There is a REV K9 in Centralized flowchart
11	REV K18		Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures rig manufacturing is completed as specified in the contract?	Sales & Marketing Coordinator develops build sheet for prodcution. Operations Mgr. / Production Control Supv. Reviews and approves build sheet.	As needed / Transactional	X	X				X					
12		REV S3	Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures job progress and cusotomer payments are accurate and up-to-date?	Sales & Marketing Coordinator uses a job log to track progress payment invoicing in excel.	Monthly	X	X					X		X		
13		REV S18	All, Excl. Taylor Industries	Invoicing	What ensures customers have approved all work performed on their behalf?	SA reviews all work tickets for customer signature.	Multiple Times a Day	X						X	X	X		
14	REV K4		All, Excl. RAFT	Invoicing	What ensures all customer invoices reflect the correct amount due?	All invoices are approved in writing by an appropriate person. **Taylor**: Service advisor reviews invoice for accuracy and approves invoice in writing.	Multiple Times a Day	X					X			X		**2016** Update: Excludes RAFT

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Decentralized at Region/Yard
CYCLE - Revenue

								Assertions					Type			Method		
Row No.	**Control Key**	**Sec**	**Line of Business**	**Process**	**Significant Risks (What Can Go Wrong?)**	**Control Activity**	**Control Frequency**	**Completeness/ Accuracy**	**Existence**	**Valuation**	**Rights/Oblig**	**Disclosure**	**Preventive**	**Detective**	**Fraud**	**Manual**	**Automated**	**Comments/Observations**
15		RAFT REV S2	Rental Tool	Invoicing	What ensures all account coding, revenue distribution and sales tax liabilities are accurate?	SA verifies total charges and reviews the G/L distribution for correct account codes, sales tax, and make necessary corrections.	Daily				x	x		x		x		
16	REV K19		Taylor	Invoicing	What ensures all invoices / work performed in Visual are accounted for in SAP?	Cost Accountant reconciles all invoices received to the Visual export to ensure all invoices are accounted for.	Weekly	x	x					x		x		
17		REV S4	All	Cash Receipts in the Field	What ensures cash received at the yard is properly deposited and accounted for?	SA redirects customer payments received at the yard to the lockbox. Checks for miscellaneous proceeds are mailed Corporate Credit/Collections.	As needed				x		x			x		
18	REV K5		All	Invoice Credits	What ensures credits to customers have been approved at the proper levels? **Taylor**: What ensures credits to customers are valid and have been approved?	Area Manager/Store Manager/Regional VP, based on LOB, approves customer credit and forwards to Corporate for additional approval as required by policy and for posting in SAP. **Taylor**: Service Advisor issues RMA, which is used as support for the credit and shows the part was returned. Service Manager/Plant Controller approves invoice.	Weekly	x					x		x	x		2015 Update: **Taylor**: Service Advisor issues RMA. Credit is supported by RMA showing part was returned. Service Manager/Plant Controller approves invoice.
19		REV S5	All, Excl.Taylor	Invoice Credits	What ensures a credit is due to a customer?	Appropriate person, based on the LOB, approves modified WT and notes reason for modifications on origional WT.	As needed / Transactional			x			x			x		
20		REV S16	Taylor	Invoice Credits	What ensures that the correct parts are returned prior to issuing a customer credit?	Returned parts are reviewed to ensure correct items and quantities are received.	As needed / Transactional	x	x				x		x			
21		REV S17	Taylor	Invoice Credits	What ensures credits are issued after parts are confirmed, and that parts are correctly accounted for in Visual?	Visual does not generate credit until parts are confirmed in the system	As needed / Transactional	x	x				x		x		x	
22		REV S6	All, Excl. Taylor	Month End Close	What ensures that work tickets for work that has been performed have been invoiced or are properly left in WIP, and revenues are recorded in the correct period?	SA/AS reviews at month-end "Unbilled WIP Report" for any required action on open WTs.	Monthly	x						x		x		**2015 Update**: Excluding Taylor

BASIC ENERGY SERVICES
CYCLE TITLE PAGE

CYCLE – CENTRALIZED REVENUE

Process

Overview
Customer Master File Setup
EDI Invoicing
Lockbox Download
Lockbox Cash Receipts
Cash Receipts by Mail
Cash Receipts Reconciliation
Bad Debt Allowance and Write-off
A/R Revenue Accrual
Reconciliation of A/R G/L Account

Flowchart Symbols

Process
Decision
Report or Document
Manual Input
Database
Double Report
On Page Reference
Start of Finish

Control Designations

Key Control
Secondary Control

Reference Designations

K X
S X
N-X

To RCM   To Narrative

Revenue Cycle (Centralized) – SAP System Overview

Start

File Setup

Yard Staff Assistant (SA) sends a credit application and authorization form to the Corporate Credit Department. The Corporate Credit Department reviews for credit worthiness and sets up customer files in SAP. Yard monitors SAP for customer setup.

Billings

Electronic invoices are sent from SAP to Amalto network folder as image files. The Image files are then sent as EDI invoices on an hourly basis to the B2box Database. B2box matches the invoice to customer files and sends invoices to the applicable customer hubs. Any errors in transmission of the EDI invoices are resolved at the regional and yard level and then resubmitted to B2box via the Amalto network drive for processing.

Cash Receipts Processing

Cash Receipts Processing is initiated by an automated download from the bank's system. Receipts are applied to applicable customer in SAP, and any discrepancies are resolved. Corporate A/R Analyst verifies total amounts applied in SAP then posts Lockbox cash receipts, EDI receipts, Credit Card receipts and cash receipts by mail to SAP. A/R Analyst reconciles receipts daily to ensure that all receipts have been posted in SAP. A/R Assistant researches any customer issues.

A/R Adjustments and Reconciliation

Quarterly, adjustments are made for debt allowance by the CCM. CCM performs an analysis of approved percentages to the respective accounts receivable aging for approval by VPFS and / or CFO. Revenue accrual entries are prepared through a WIP report analysis. At the end of each month, A/R Manager reconciles A/R Sub-Ledgers to G/L ending balances with the VPFS reviewing and approving the reconciliations.

Finish

Revenue Cycle – SAP System
Customer Master File Setup

Event
Yard / Customer
Credit / Collection Department
New customer needs to be set up in SAP.
End
Customer master file is set up in SAP.
Completes "Customer Authorization" and "Credit Application" forms.
No
Sends information to Corporate Credit Department
Customer approved for cash only?
Yes
Yard SA monitors SAP for customer setup and approval.
No
Reviews customer's credit worthiness.
Customer credit approved?
Yes
Creates customer master record in SAP.
New customers are approved in accordance with the corporate "Approval Limit Authorities" before they are set up in SAP.
Rev K6
N-1
Access to SAP customer file is restricted to Credit Department personnel.
Rev S7
Creates Credit Master Record for Credit Control Area
Assigns credit limit for customer

Revenue Cycle – SAP System
EDI Invoicing

BASIC ENERGY SERVICES
Event
Amalto/B2box
EDI Specialist
Regional Controller
Customers need to be invoiced through EDI
Customers are invoiced, and EDI invoices are updated and reported.
Amalto matches image file to customer in B2box
Rev S8
B2box
B2box prepares invoices and sends to customer hub
N-3
Applicable Customer Hub
N-2
Acknowledgement of receipt
Customer master file configured for EDI
Amalto Network folder exports EDI invoices to B2box hourly
Amalto Network Folder
Region specialist sends corrected invoice(s) back to Amalto network folder for processing
Region EDI specialist and yard notified
No
EDI file successfully sent?
N-3
SAP exports available EDI invoices from SAP to network folder as image file
N-2
Customer set for staging?
No
Yes
Regional EDI specialist sends image file to Amalto network folder
Issues sent to yard for correcting
Region specialist reviews B2box and Hub to determine EDI issues
Yes
Reviews A/R aging report to ensure that all transactions (EDI and Non EDI) are accurate.
Rev K7
Are all Invoices accounted for and accurate in the Aging Report?
Yes
No
Investigates with EDI Specialist and ensures accuracy and completeness.
Discusses A/R Aging Report, including EDI invoices, during monthly trend reviews.

Revenue Cycle – SAP System
Lockbox Download

Event
Server
Payments are made into Lockbox.
Automatically picks up the BES lockbox file from the bank's FTP site, decrypts the file, and puts the decrypted file in the specified folder on the network with a filename containing the date to keep it unique.
Rev K8
N-4
Puts the original file in a specified network folder.
Sends an automated email to the A/R Manager, A/R Analyst, and EDI Systems Manager that the file has been downloaded.
Rev S10
See Lockbox Cash Receipts.

Revenue Cycle – SAP System
Lockbox Cash Receipts

Event
A/R Analyst
See Decentralized Cash Receipts In Field
Lockbox cash receipts are applied into customer accounts.
See Lockbox Download.
Lockbox receipts posted.
Prints "Batch Index Report" from BOA, bank website, which identifies batch detail and receipt total.
Imports lockbox data into SAP.
SAP
Does payment include remittance advice?
No
Yes
Applies payment to appropriate customer invoice in SAP.
Receipts not containing remittance advice require further research to determine how to allocate payment.
On a daily basis, after posting of receipts into SAP, delivers to A/R Assistant check copies of amounts left unapplied in customer account.
Funds correctly applied to customer?
No
Yes
Runs "Aged Trial Balances" for each customer, researches payment, and applies to customer account in SAP.
Agrees total amounts applied in SAP SD module with total amounts reported by BOA "Batch Index Report".
Rev K9
N-5
Navigates to "Bank Deposit Entry" in SAP, selects correct lockbox, and posts batch into SAP.
SAP

Revenue Cycle – SAP System
Cash Receipts by Mail

Event
Mail Clerk
Treasury Analyst
Treasury Manager
Treasury Assistant
Corporate Accountant
Manual Checks received directly at Basic
See Decentralized Cash Receipts In Field
Customer account cleared
Forwards checks to the Treasury Analyst.
Lists the checks on "Daily Check Log" in T Drive and forwards all checks to Treasury Assistant.
N-6
Deposits checks remotely
Customer Related?
Yes
Makes deposit and forwards check copies, remittance advices and deposit slip copy to A/R Assistant.
Compares bank deposit with "Daily check log" on a per deposit basis.
Rev S11
Verifies checks on log are received
No
Posts "Check Deposit List" into SAP
SAP
See Fixed Asset Disposals and Retirements.
Codes proper G/L account on check copy and enters into SAP.

BASIC ENERGY SERVICES

Revenue Cycle – SAP System
Cash Receipts Reconciliation

Event
Corporate Accountant
A/R Manager
Cash Receipts need to be reconciled.
Cash Receipts are reconciled.
Reconciles "Bank Activity Report" monthly, to ensure that all receipts have been posted in SAP.
Rev K10
Reviews and approves reconciliation to ensure that all receipts have been applied.
Rev S12

Revenue Cycle – SAP System
Bad Debt Allowance and Write-off

Event
VP, Financial Services
CFO
Credit & Collections Manager
Need to determine and write-off the uncollectible amounts
Bad Debt Allowance to be reviewed for reasonableness
Bad Debt Allowance and write-off are adjusted in SAP.
Reviews and approves proposed amount to write-off in uncollectible accounts.
Rev S15
Annually, reviews Bad Debt Allowance percentages.
N-7
Reviews and approves analysis and determines if adjustment is needed.
Rev K15
Approves the allowance for bad debt JE.
Rev S14
Posts JE into SAP.
SAP
Approves allowance methodology.
Rev S13
Determines if adjustment will be made, and approves any quarterly adjustments to the Bad Debt Allowance.
Rev K11
Quarterly reviews trade A/R and stale A/R accounts for amounts to be uncollectible and proposes an amount to write-off the uncollectible amounts.
N-8
Review and balance A/R accounts, including Stale and Allowance, monthly
Sends the entry to the VPFS for review and approval.
Forwards the final amount of the allowance to the initiator.
Creates and parks JE into SAP
Posts JE into SAP.
Prints an A/R aging report on a quarterly basis and then applies approved percentages to the respective aging buckets.
Prepares the quarterly bad debt allowance calculation to determine whether or not additional amounts need to be accrued.
Rev K16

Revenue Cycle – SAP System
A/R Revenue Accrual

Event
A/R Manager
Third Party Approver
See Daily Work Ticket Processing in Decentralized Controls documentation.
Revenue needs to be recognized in the proper period.
Runs SAP "A/R Revenue Accrual" report at month-end.
N-9
"A/R Revenue Accrual" report only lists WTs for work performed on or before the end of the month.
Rev K12
Prepares monthly revenue accrual calculation and posts JE to accrue revenue for work performed during the period
Rev K13
SAP
No
Yes
JE is approved by a person at least at the same level as the preparer, if not higher, and who has requisite knowledge to understand the entry.
Rev K13
N-12
A/R accrual complete and accurate?
A/R Revenue is accrued.

Revenue Cycle – SAP System
Reconciliation of A/R by Customer to G/L

Event
A/R Manager
VP, Financial Services
Month - end
A/R Sub-Ledger is reconciled to the G/L.
At the end of each month, runs G/L Summary "Trial Balance" and historical A/R aging by customer.
Prepares "A/R Reconciliation" spreadsheet to ensure G/L and A/R by customer ending balances agree.
Rev K14
N-10
Prints the spreadsheet and attaches "Trial Balance" and Sub-Ledger reports and submits to VPFS for approval.
Reviews and approves A/R / G/L reconciliation and then approves all related JEs for propriety.
Rev K14
N-11

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-1: Revenue – A/R Cycle
Customer Master File Setup

The Credit and Collections Department (CCD) receives a credit application from the yard. Background and customer verification checks are performed on the applicant. If the VP of Financial Services (VPFS) approves the customer, a credit limit appropriate to the credit worthiness of the customer is assigned by the CCD. Once the VPFS has approved a customer, a Credit and Collections Analyst (CCA) will enter all relevant information into SAP.

If a customer's credit is declined by the CCD, the Regional VP can approve a customer's credit limit up to the VP's limit of authority. The Regional VP emails the CCD with approval, and a copy of the email is kept in the customer's file for future reference.

See current executive delegation of authority policy and related VP delegations for authorized credit limit approval levels.

If the approved sales by the Regional VP are not collected within sixty days, sales are treated as "unapproved" and may be charged against the region's bad debt expense if the CCD has reason to believe that it is unlikely that the region will be able to collect on these sales. **Note:** This applies to sales to customers whose credit was approved by a Regional VP rather than the CCD.

For CASH Customers: if sales are not collected within thirty days, sales are treated as "unapproved" and may be charged against the Region's bad debt expense if the CCD has reason to believe that it is unlikely that the Region will be able to collect on these sales.

N-2: Revenue – A/R Cycle
EDI Invoicing

Customer contacts Corporate requesting to be invoiced electronically. The IT Department obtains system requirements from Corporate or customer and maps billing instructions in EDI software. Credit and Collections Department flags customer in SAP customer master file as an EDI customer.

When yards process their billing, EDI invoices are not mailed to the customer like traditional hard copy invoices. Instead, a .txt file is generated in SAP that contains invoices to be sent electronically. The printed invoice and supporting documentation are scanned and generated as image files. When the EDI Specialist exports the EDI invoices (.txt and .tif files) to the Amalto network folder, the image files are exported to the B2box processor on an automated pull scheduled hourly.

The electronic invoices are then sent (by the B2box processor) to the applicable customer hub. The hub acts as a "middle man" between Basic and the Customer. The customer uses the hub to review and accept the electronic invoices to be processed for payment. The region EDI specialist can continue to view updates on the EDI transaction in the various hubs, to obtain the current state of the invoice (picked-up by customer, processing for payment, etc.).

1

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-3: Revenue – A/R Cycle
EDI Invoice Transfers to Third Party Provider

Amalto matches invoice image files to customer(s) in B2box. The invoice image file is then sent to the customer hub for processing. Once the EDI invoice is sent, an acknowledgement of receipt is sent to B2box. If the EDI invoice is sent successfully, it is sent to the regional Controller for review and customers are invoiced. If the EDI transmission contained errors, the region EDI specialist and the responsible yard correct the problem and resubmit the invoice to the Amalto network folder for processing.

N-4: Revenue – A/R Cycle
Lockbox Download

Each business day, the ECS Server automatically picks up the Basic Energy Services Lockbox file from the bank's ftp site, decrypts the file and puts the decrypted file in the \\idcfile03\Apps\GPshare\Lockbox\BOA\BES\ folder with a filename containing the date to keep it unique.

Additionally, an automated email is sent to the A/R Manager, A/R Analyst, and EDI Systems Manager notifying them that the file has been downloaded.

The same process is performed for Basic Marine Services and Taylor Industries, except the folder names use BMS and Taylor, respectively.

N-5: Revenue – A/R Cycle
Lockbox Cash Receipts

A/R analysts compare totals in the Depository Account against BOA's Batch Index Report (BIR). Bank of America's BIR contains a daily total that is deposited into the lockbox. Analysts also use the "Previous Day All Data Summary and Detail w/ Text Report" from the BOA site. This report contains all deposits made into Basic Energy Services' account, and the analysts utilize this report to assist with the reconciliation.

N-6: Revenue – A/R Cycle
Cash Receipts by Mail

The Treasury Analyst is the owner of the "Daily Check Log" creation and check copying process.

N-7: Revenue – A/R Cycle
Bad Debt Allowance and Write-off

Annually, Credit & Collections Manager pulls BOBJ report for review by the Director Financial Services to analyze aging history, collection history, days out-standing, market condition, direct write-offs, etc. Based on this analysis, an "allowance percentage" is determined to apply to each aging "bucket" for the bad debt allowance.

N-8: Revenue – A/R Cycle
Bad Debt Allowance and Write-off

On a quarterly basis, the Credit & Collections Manager prepares an entry to re-class A/R older than 1 year to the "Stale A/R Account" (Account 120040). The VPFS reviews the account for any additional specific write-offs.

2

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-9: Revenue – A/R Cycle
A/R Revenue Accrual

The A/R Manager runs an "A/R Revenue Accrual" report 2 to 3 business days after month-end and prepares an entry to record accrued revenue. This accrued revenue is included in an internal revenue report. The A/R Manager runs the "A/R Revenue Accrual" report again according to the close schedule and sends it out to the Region Controllers for their review. Then an entry is prepared to record any additional revenue.

N-10: Revenue – A/R Cycle
Reconciliation of A/R by Customer to G/L

The A/R Manager prints all A/R customer balances from SAP. The A/R Manager reconciles the customer balances to the G/L. The A/R Manager identifies all reconciling items and determines whether a JE is required. The A/R Manager ensures that all reconciling items on the previous month's A/R reconciliation have cleared in a timely manner.

a) All reconciling items are investigated for propriety.
b) The A/R Manager will then finalize the A/R reconciliation and any JEs if needed and forward to the VP, FS for review.

N-11: Revenue – A/R Cycle
Reconciliation of A/R by Customer to G/L

The VP, FS reviews the A/R reconciliation. The VP, FS ensures the G/L balances per the reconciliation agree to the G/L. The VP, FS also ensures the balances by customer agree to the reconciliation. The VP, FS reviews all reconciling items for propriety. The VP, FS reviews all JEs resulting from the reconciling process for propriety. Once the VP, FS completes the review, the VP, FS will approve both the reconciliation and JEs.

N-12: Revenue – A/R Revenue Accrual
A/R Revenue Accrual

Revenue accrual is reviewed by region controllers to ensure accuracy and determine if additional revenue accruals are needed. If needed, region accounting prepares and parks the JE. Supporting documentation is forwarded to A/R Manager, and the A/R Manager reviews supporting documentation to ensure the parked JE is accurate and to ensure the proposed revenue accrual was not included in initial accrual. Once reviewed, the A/R Manager posts the JE and forwards entry for approval by a third party according to policy.

3

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Centralized at Corporate Office
CYCLE - Revenue

Row No.	Control Key	Control Sec	Process	Identified Risks (What Can Go Wrong?)	Control Activity	Control Frequency	Assertions: Completeness /Accuracy	Existence	Valuation	Rights/Oblig	Disclosure	Type: Preventive	Detective	Fraud	Method: Manual	Automated	Comments/Observations
1	Rev K6		Customer Master File Setup	What ensures that new customers are credit worthy?	New customers are approved in accordance with the corporate "Approval Limit Authorities" before they are set up in SAP.	Daily			X			X			X		2017: Sixty day collection process added for CASH customer's.
2		Rev S7		What ensures that customer files cannot be set up without approval or cannot be altered?	Access to SAP customer files is restricted to Credit Department personnel.	As needed			X			X		X		X	
3	Rev K7		EDI Invoicing	What ensures that EDI customers receive all intended invoices?	Regional Controller reviews A/R aging report to ensure that all invoices are accurate.	Monthly	X						X		X		
4		Rev S8			Amalto matches image file to customer in B2box	IT Appl. Control	X					X				X	
5	Rev K8		Lockbox Download	What ensures the lockbox download is complete and accurate?	Each business day, the server automatically picks up the BES lockbox file from the bank's FTP site, decrypts the file, and puts the decrypted file in the specified folder on the network with a filename containing the date to keep it unique.	IT Appl. Control	X					X				X	
6		Rev S10		What ensures the lockbox download process is secure?	Server sends an automated email to the A/R Manager, A/R Analyst, and EDI Systems Manager that the file has been downloaded.	IT Appl. Control	X					X		X		X	
7	Rev K9		Lockbox Cash Receipts	What ensures that lockbox receipts are accurately applied against accounts receivable?	A/R Analyst agrees total amounts applied in SAP SD module with total amounts reported by the BOA "Batch Index Report."	Daily	X						X		X		
8		Rev S11	Cash Receipts by Mail	What ensures cash received by mail is accurately deposited?	Treasury Manager compares bank deposit with "Daily Check Log" on a per deposit basis.	As needed.	X						X		X		In 2015, Bank deposit comparison to the daily check log occurs as needed, by the Treasury Manager, on a per deposit basis. This was a weekly control activity performed by the Treasury Assistant during prior years.
9	Rev K10		Cash Receipts Reconciliation	What ensures that all bank deposits are recorded in SAP?	Corporate Accountant reconciles "Bank Activity Report" monthly to ensure that all receipts have been posted in SAP.	Monthly	X						X		X		
10		Rev S12			A/R Manager reviews and approves reconciliation to ensure that all receipts have been applied.	Monthly	X			X		X			X		
11	Rev K16		Bad Debt Allowance and Write-off	What ensures that accounts receivables written off are accurate?	CCM prepares the quarterly bad debt allowance calculation to determine whether or not additional amounts need to be accrued.	Quarterly	X		X			X			X		
12	Rev K15			What ensures that the allowance for bad debts is sufficient?	VPFS reviews and approves bad debt analysis and determines if adjustment is needed.	Quarterly	X		X			X			X		
13	Rev K11				CFO determines if adjustment will be made, and approves any quarterly adjustments to the Bad Debt Allowance.	Quarterly			X			X			X		
14		Rev S13			CFO approves the allowance methodology.	Annually	X		X			X			X		Methodology approved by CFO annually rather than Quarterly.
15		Rev S14		What ensures that the entry to record the allowance is correct?	VPFS approves the allowance for bad debt journal entry.	Quarterly	X		X			X			X

16		Rev S15		What ensures that accounts receivables written off are properly approved?	VPFS reviews and approves proposed amount to write-off in uncollectible accounts.	Quarterly		X		X				X				X			
17	Rev K12		A/R Revenue Accrual	What ensures that work performed but not invoiced at month-end is included in revenue?	"A/R Revenue Accrual" report only lists work tickets for work performed on or before the end of the month.	Monthly		X	X	X				X					X		
18	Rev K13		A/R Revenue Accrual	What ensures that the entry to record accrued revenue is accurate?	A/R Manager prepares monthly revenue accrual calculation and posts JE to accrue revenue for work performed during the period Journal entry is approved by a person at least at the same level as the preparer, if not higher, and who has requisite knowledge to understand the entry	Monthly		X	X	X				X		X		X			
19	Rev K14		Reconciliation of A/R by Customer to G/L	What ensures that the accounts receivable general ledger and sub-ledger by customer agree?	A/R Manager prepares "A/R Reconciliation" spreadsheet to ensure G/L and A/R by Customer ending balances agree.	Monthly		X		X					X			X			
20					VPFS reviews and approves the A/R to G/L reconciliation, and approves all related journal entries for propriety.	Monthly		X		X					X			X

Exhibit V

Form of Transfer Report

Basic Energy Receivables, LLC,
as Transferee
801 Cherry Street, Suite 2100
Fort Worth, TX 76102
Attention:
The undersigned hereby certifies that:

1.	I am a Financial Officer of the Originator (as defined below).

2.
In accordance with Section 2.02(b) of the Receivables Transfer Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Transfer Agreement”), among BASIC ENERGY SERVICES, L.P. (the “Initial Originator” and together with any other Wholly Owned Subsidiary of BASIC ENERGY SERVICES, INC. that becomes an Originator pursuant to the terms of the Receivables Transfer Agreement, each an “Originator” and collectively, the “Originators”) and BASIC ENERGY RECEIVABLES, LLC (the “Transferee”), the information set forth in Annex A attached hereto with respect to the Transferred Receivables sold or contributed by Originator to Transferee during the Calculation Period ended ____________ is true and accurate in all material respects as of such date. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Receivables Transfer Agreement.

[Signature page follows]

V-1

IN WITNESS WHEREOF, the undersigned has caused this Transfer Report to be duly executed as of the date first written above.
BASIC ENERGY SERVICES, L.P.

By:	Basic Energy Services GP, LLC, its sole general partner
By:    Basic Energy Services, Inc., its sole member
By:
        Name:
        Title:

[Signature Page to Transfer Report]

Annex I
Transferred Receivables

See attached.

Exhibit VI

Notices

Party	Notice Information
Basic Energy Services, L.P.	801 Cherry Street, Suite 2100 Fort Worth, Texas 76102 Attention: T.M. “Roe” Patterson Telephone: (432) 620-5500 Telecopier: (432) 620-5501 Electronic Mail: Roe.Patterson@basicenergyservices.com
Basic Energy Receivables, LLC	801 Cherry Street, Suite 2100 Fort Worth, Texas 76102 Attention: T.M. “Roe” Patterson Telephone: (432) 620-5500 Telecopier: (432) 620-5501 Electronic Mail: Roe.Patterson@basicenergyservices.com
BER Holdco, LLC	801 Cherry Street, Suite 2100 Fort Worth, Texas 76102 Attention: T.M. “Roe” Patterson Telephone: (432) 620-5500 Telecopier: (432) 620-5501 Electronic Mail: Roe.Patterson@basicenergyservices.com

SCHEDULE 2.01
Initial Contributed Receivables

See attached.

SCHEDULE 3.10
ERISA
None.